File No. 2-80168
                                                                        811-3596


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|

                  PRE-EFFECTIVE AMENDMENT NO.                                |_|

                  POST-EFFECTIVE AMENDMENT NO. 22                            |X|

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|

                  AMENDMENT NO. 22                                           |X|

--------------------------------------------------------------------------------

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                 REGISTRANT'S TELEPHONE NUMBER: 212-850-1864 OR
                             TOLL FREE: 800-221-2450

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                            THOMAS G. ROSE, TREASURER
                                 100 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

--------------------------------------------------------------------------------
                   IT IS PROPOSED THAT THIS FILING WILL BECOME
                       EFFECTIVE (CHECK APPROPRIATE BOX):


|_| IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)             |_| ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
                                                                         ------

|X| ON  MAY 28, 1999  PURSUANT TO PARAGRAPH (B)                   |_|  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
        -------------

|_| 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)             |_|  ON  (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.
                                                                          --------

IF APPROPRIATE, CHECK THE FOLLOWING BOX:


|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

       SELIGMAN
---------------
 COMMUNICATIONS
AND INFORMATION
     FUND, INC.



                                    [GRAPHIC]

                                   PROSPECTUS


                                  JUNE 1, 1999


                                ----------------

                             Seeking Capital Gain by
                             Investing in Companies
                                Operating in the
                                Communications,
                            Information, and Related
                                   Industries



                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED
                                ESTABLISHED 1864



The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.


EQCI1 6/99

TABLE OF CONTENTS

THE FUND

      Investment Objective/Principal Strategies    1

      Principal Risks    2

      Past Performance    3

      Fees and Expenses    4

      Management    5

      Year 2000    6

SHAREHOLDER INFORMATION

      Deciding Which Class of Shares to Buy    7

      Pricing of Fund Shares    9

      Opening Your Account    9

      How to Buy Additional Shares    10

      How to Exchange Shares Among
        the Seligman Mutual Funds    11

      How to Sell Shares    11

      Important Policies That May Affect
        Your Account    12

      Dividends and Capital Gain Distributions    13

      Taxes    13

      The Seligman Mutual Funds    14

FINANCIAL HIGHLIGHTS    15

HOW TO CONTACT US    17

FOR MORE INFORMATION    BACK COVER


TIMES CHANGE ... VALUES ENDURE

THE FUND

INVESTMENT OBJECTIVE/PRINCIPAL STRATEGIES

The Fund's objective is capital gain.

The Fund uses the following principal strategies to seek its objective:

The Fund invests at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in the securities of companies operating in the communications, information and related industries. The Fund generally invests at least 65% of its total assets in securities of companies engaged in these industries. The Fund may invest in securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market. The Fund may also invest in small-to-medium size companies that the investment manager believes provide opportunities to benefit from the rapidly changing technologies and the expansion of the communications, information and related industries. The Fund uses a bottom-up stock selection approach. This means that the investment manager uses extensive in-depth research into specific companies in the communications, information and related industries to find those companies that it believes offer the greatest prospects for future growth. In selecting individual securities, the investment manager looks for companies that it believes display or are expected to display:

                        o Robust growth prospects
                        o High profit margins or return on capital
                        o Attractive valuation relative to expected earnings
                          or cash flow
                        o Quality management
                        o Unique competitive advantages

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund invests primarily in common stocks. However, the Fund may also invest in securities convertible into or exchangeable for common stocks, in rights and warrants to purchase common stocks, and in debt securities or preferred stocks believed to provide opportunities for capital gain.

The Fund may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund may, from time to time, borrow money to purchase securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's objective. The Fund's objective may be changed only with shareholder approval.

As with any mutual fund, there is no guarantee the Fund will achieve its objective.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund concentrates its investments in companies in the communications, information and related industries. Therefore, the Fund may be susceptible to factors affecting these industries and the Fund's net asset value may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. There may also be adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE


The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class (except Class C) compares to one widely-used measure of stock performance, and one measure of the performance of mutual funds with investment objectives similar to the Fund. Class C is a new class of shares, effective June 1, 1999, so no performance information is available.


The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                          CLASS A ANNUAL TOTAL RETURNS

         [The following table represents a graph in the printed piece.]

                                1989      30.12%
                                1990     -11.07%
                                1991      54.91%
                                1992      17.31%
                                1993      35.13%
                                1994      35.30%
                                1995      43.39%
                                1996      11.94%
                                1997      22.95%
                                1998      33.92%



              Best quarter return: 45.10% - quarter ended 12/31/98 Worst quarter return: -31.14% - quarter ended 9/30/90

--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/98

                                                                                       CLASS B            CLASS D
                                                   ONE       FIVE         TEN      SINCE INCEPTION    SINCE INCEPTION
                                                   YEAR      YEARS       YEARS         4/22/96            5/3/93
                                                 -------    -------     -------  ------------------  -----------------
Class A                                           27.56%     27.77%      25.48%          --                 --
Class B                                           27.89       n/a         n/a           23.29%              --
Class D                                           31.94      27.96        n/a            --                31.05%
S&P 500                                           28.58      24.06       19.21          29.00(1)           22.63(2)
Lipper Science &Technology Funds Average          52.55      27.75       24.52          25.95(1)           29.10(2)

The Standard &Poors 500 Composite Stock Price Index (S&P 500) and the Lipper Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Science &Technology Funds Average does not reflect any sales charges and the S&P500 does not reflect any fees or sales charges.The S&P500 measures the performance of 500 of the largest UScompanies based on market capitalizations. The Lipper Average measures the performance of mutual funds with objectives similar to the Fund.
(1) From April 30, 1996.
(2) From April 30, 1993.
--------------------------------------------------------------------------------

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES                                                       Class A      Class B      Class C      Class D
----------------                                                       ------       ------       ------       ------
Maximum Sales Charge (Load) on Purchases
  (as a % of offering price) .......................................    4.75%(1)      none           1%         none

Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  on Redemptions (as a % of original purchase price or current
  net asset value, whichever is less) ..............................     none(1)        5%           1%           1%

ANNUAL FUND OPERATING EXPENSES FOR 1998
---------------------------------------
(as a percentage of average net assets)

Management Fees                                                          .88%         .88%         .88%         .88%
Distribution and/or Service (12b-1) Fees                                 .25%        1.00%        1.00%        1.00%
Other Expenses                                                           .31%         .31%         .31%         .31%
                                                                        -----        -----        -----        -----
Total Annual Fund Operating Expenses                                    1.44%        2.19%        2.19%        2.19%
                                                                        =====        =====        =====        =====

(1) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

--------------------------------------------------------------------------------
MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, and auditing and legal fees.
--------------------------------------------------------------------------------

Example
-------

This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:


                      1 Year        3 Years      5 Years     10 Years
                       -----        -------      -------      -------
Class A                $615          $909        $1,225       $2,117
Class B                 722           985         1,375        2,334+
Class C                 420           778         1,263        2,598
Class D                 322           685         1,175        2,524

If you did not sell your shares at the end of each period, your expenses would be:

                      1 Year        3 Years      5 Years     10 Years
                       -----        -------      -------      -------
Class A                $615          $909        $1,225       $2,117
Class B                 222           685         1,175        2,334+
Class C                 320           778         1,263        2,598
Class D                 222           685         1,175        2,524


+ Class B shares will automatically convert to Class A shares after eight years.

MANAGEMENT

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 18 USregistered investment companies, which offer more than 50 investment portfolios with approximately $21.5 billion in assets as of April 30, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at April 30, 1999, of approximately $10.2 billion.


The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .90% of the Fund's average daily net assets on the first $3 billion of net assets, .85% of the Fund's average daily net assets on the next $3 billion of net assets and
 .75% of the Fund's average daily net assets in excess of $6 billion. For the year ended December 31, 1998, the management fee paid by the Fund to Seligman was equal to .88% of the Fund's average daily net assets.

The Fund, certain of its current and former directors, and Seligman have been named in a lawsuit filed in the United States District Court for the Northern District of Maryland on February 5, 1999. The complaint makes various allegations and claims relating to the February 1996 special meeting of the Fund's shareholders at which an increase in the management fee rate payable to Seligman by the Fund was approved. The Fund believes the claims to be without merit and intends to defend the action vigorously.

--------------------------------------------------------------------------------
AFFILIATES OF SELIGMAN:

SELIGMAN ADVISORS, INC.:
The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

SELIGMAN SERVICES, INC.: A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

SELIGMAN DATA CORP. (SDC):
The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

The Fund is managed by the Seligman Technology Team, headed by Mr. Paul H. Wick. Mr. Wick, a Director and Managing Director of Seligman, is Vice President of the Fund and has been Portfolio Manager of the Fund since January 1990. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a Director of Seligman in November 1997. Mr. Wick also co-manages the Seligman Henderson Global Technology Fund, a series of Seligman Henderson Global Fund Series, Inc.; and he manages the Seligman Communications and Information Portfolio and co-manages the Seligman Henderson Global Technology Portfolio, two series of Seligman Portfolios, Inc.

YEAR 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Board of Directors of the Fund and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

The Fund anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.

In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuer's state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.

SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

SHAREHOLDER INFORMATION

DECIDING WHICH CLASS OF SHARES TO BUY


Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:


   o  The amount you plan to invest.

   o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

   o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

   o Whether you may be eligible for reduced or no sales charges when you buy or sell shares. Your financial advisor will be able to help you decide which Class of shares best meets your needs.

--------------------------------------------------------------------------------
CLASS A

   o  Initial sales charge on Fund purchases, as set forth below:

                                                                     SALES CHARGE             REGULAR DEALER
                                            SALES CHARGE                AS A %                  DISCOUNT
                                               AS A %                   OF NET                  AS A % OF
      AMOUNT OF YOUR INVESTMENT         OF OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
      --------------------------          ----------------         ----------------          --------------
      Less than $ 50,000                        4.75%                    4.99%                    4.25%
      $50,000 - $ 99,999                        4.00                     4.17                     3.50
      $100,000 - $249,999                       3.50                     3.63                     3.00
      $250,000 - $499,999                       2.50                     2.56                     2.25
      $500,000 - $999,999                       2.00                     2.04                     1.75
      $1,000,000 and over(2)                    0.00                     0.00                     0.00

      (1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
      (2)You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

   o Annual 12b-1 fee (for shareholder services) of up to 0.25%.
   o No sales charge on reinvested dividends or capital gain distributions.
   o Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B

   o  No initial sales charge on purchases.
   o  A declining CDSC on shares sold within 6 years of purchase:

   YEARS SINCE PURCHASE                            CDSC
   --------------------                           ------
  Less than 1 year                                   5%
  1 year or more but less than 2 years               4
  2 years or more but less than 3 years              3
  3 years or more but less than 4 years              3
  4 years or more but less than 5 years              2
  5 years or more but less than 6 years              1
  6 years or more                                    0

----------------------------------------------
        Your purchase of Class B shares
        must be for less than $250,000,
        because if you are investing
        $250,000 or more you will pay
        less in fees and charges if you
        buy another Class of shares.
-----------------------------------------------


   o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.
   o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS C

   o  Initial sales charge on Fund purchases, as set forth below:

                                                                                              REGULAR DEALER
                                            SALES CHARGE             SALES CHARGE               DISCOUNT
                                               AS A %               AS A % OF NET               AS A % OF
      AMOUNT OF YOUR INVESTMENT         OF OFFERING PRICE(1)        AMOUNT INVESTED          OFFERING PRICE
      --------------------------          -----------------        -----------------         --------------
      Less than $100,000                        1.00%                    1.01%                    1.00%
      $100,000 - $249,999                       0.50                     0.50                     0.50
      $250,000 - $1,000,000(2)                  0.00                     0.00                     0.00

      (1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

      (2)Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

   o  A 1% CDSC on shares sold within eighteen months of purchase.
   o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o  No automatic conversion to Class Ashares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
   o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS D*

   o  No initial sales charge on purchases.
   o  A 1% CDSC on shares sold within one year of purchase.
   o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
   o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
   o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

      *Class D shares are not available to all investors. Beginning June 1, 1999, you may purchase Class D shares only if (1) you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.
--------------------------------------------------------------------------------

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.


HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

PRICING OF FUND SHARES

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.


--------------------------------------------------------------------------------
NAV:
Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

OPENING YOUR ACCOUNT


The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."


To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares. The required minimum initial investments are:

         o Regular (non-retirement) accounts: $2,500

         o For accounts opened concurrently with Invest-A-Check(R):
           $200 to open if you will be making monthly investments
           $500 to open if you will be making quarterly investments

--------------------------------------------------------------------------------
YOU MAY BUY SHARES OF THE FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.
--------------------------------------------------------------------------------

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

    IF YOU WANT TO BE ABLE TO BUY, SELL, OR EXCHANGE SHARES BY TELEPHONE, YOU SHOULD COMPLETE AN APPLICATION WHEN YOU OPEN YOUR ACCOUNT. THIS WILL PREVENT YOU FROM HAVING TO COMPLETE A SUPPLEMENTAL ELECTION FORM (WHICH MAY REQUIRE A
                      SIGNATURE GUARANTEE) AT A LATER DATE.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Subsequent investements must be for $100 or more. Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

                 Seligman Data Corp.
                 P.O. Box 9766
                 Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

INVEST-A-CHECK(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $200 or more, or regular quarterly intervals in fixed amounts of $500 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.


AUTOMATIC DOLLAR-COST-AVERAGING. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, or Class C shares, you may pay an initial sales charge to buy Fund shares.


AUTOMATIC CD TRANSFER. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

DIVIDENDS FROM OTHER INVESTMENTS. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

DIRECT DEPOSIT. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

SELIGMAN TIME HORIZON MATRIX SM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

SELIGMAN HARVESTER. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS


You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.


Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.


You may always send a written request to sell Fund shares; however, it may take longer to get your money.

As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not affect the date on which your redemption request is actually processed.


You will need to guarantee your signature(s) if the proceeds are:

   (1) $50,000 or more;

   (2) to be paid to someone other than all account owners, or

   (3) mailed to other than your address of record.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEE:
Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable guarantee.
--------------------------------------------------------------------------------

You may need to provide additional documents to sell Fund shares if you are:
        o a corporation;
        o an executor or administrator;
        o a trustee or custodian; or
        o in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:


SYSTEMATIC WITHDRAWAL PLAN. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12%, 10%, or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, the Fund reserves the right to:

        o  Refuse an exchange request if:

        1. you have exchanged twice from the same fund in any three-month period;

        2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or 3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

        o  Refuse any request to buy Fund shares;

        o  Reject any request received by telephone;

        o  Suspend or terminate telephone services;

        o  Reject a signature guarantee that SDC believes may be fraudulent;

        o  Close your fund account if its value falls below $500;

        o Close your account if it does not have a certified taxpayer identification number.

TELEPHONE SERVICES

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

        o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

        o  Exchange shares between funds;

        o  Change dividend and/or capital gain distribution options;

        o  Change your address;

        o  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

        o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

        o  Corporations may not sell Fund shares by phone;

        o IRAs may only exchange Fund shares or request address changes by phone;

        o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

REINSTATEMENT PRIVILEGE
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains.

--------------------------------------------------------------------------------
DIVIDEND:
A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

CAPITAL GAIN DISTRIBUTION:
A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

EX-DIVIDEND DATE:
The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

You may elect to:

(1) reinvest both dividends and capital gain distributions;

(2) receive dividends in cash and reinvest capital gain distributions; or

(3) receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.


Dividends on Class B, Class C, and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.


TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
--------------------------------------------------------------------------------

SELIGMAN COMMUNICATIONS AND
INFORMATION FUND
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.


SELIGMAN HENDERSON EMERGING MARKETS GROWTH FUND
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.


SMALL COMPANY
--------------------------------------------------------------------------------

SELIGMAN FRONTIER FUND
Seeks growth of capital by investing primarily in small company growth stocks.

SELIGMAN SMALL-CAP VALUE FUND
Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.


MEDIUM COMPANY
--------------------------------------------------------------------------------

SELIGMAN CAPITAL FUND
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.


LARGE COMPANY
--------------------------------------------------------------------------------

SELIGMAN GROWTH FUND
Seeks long-term growth of capital value and an increase in future income.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

SELIGMAN LARGE-CAP VALUE FUND
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

SELIGMAN COMMON STOCK FUND
Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.

SELIGMAN HENDERSON INTERNATIONAL FUND
Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.


BALANCED
--------------------------------------------------------------------------------

SELIGMAN INCOME FUND
Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

FIXED-INCOME

INCOME
--------------------------------------------------------------------------------
SELIGMAN HIGH-YIELD BOND FUND
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

SELIGMAN U.S. GOVERNMENT SECURITIES FUND
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.


MUNICIPAL
--------------------------------------------------------------------------------

SELIGMAN MUNICIPAL FUNDS:

NATIONAL FUND
Seeks maximum income, exempt from regular federal income taxes.

STATE-SPECIFIC FUNDS:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California        Louisiana          New Jersey
oHigh-Yield       Maryland           New York
oQuality          Massachusetts      North Carolina
Colorado          Michigan           Ohio
Florida           Minnesota          Oregon
Georgia           Missouri           Pennsylvania
                                     South Carolina

* A small portion of income may be subject to state taxes.


MONEY MARKET
--------------------------------------------------------------------------------

SELIGMAN CASH MANAGEMENT FUND
Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

FINANCIAL HIGHLIGHTS


The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Class C is a new Class effective June 1, 1999, so financial highlights are not available. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.


CLASS A

                                                                       YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                   1998           1997           1996           1995         1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*

Net asset value, beginning of year ............   $23.25         $23.51         $21.99         $16.64        $13.43
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income .......................    (0.28)         (0.33)         (0.26)         (0.33)        (0.19)
  Net gains or losses on securities
    (both realized and unrealized) ............     8.11           6.01           2.84           7.59          4.86
                                                   -----          -----          -----          -----         -----
Total from investment operations ..............     7.83           5.68           2.58           7.26          4.67
                                                   -----          -----          -----          -----         -----
Less distributions:

  Distributions (from capital gains) ..........    (0.35)         (5.94)         (1.06)         (1.91)        (1.46)
                                                   -----          -----          -----          -----         -----
Total distributions ...........................    (0.35)         (5.94)         (1.06)         (1.91)        (1.46)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year ..................   $30.73         $23.25         $23.51         $21.99        $16.64
                                                   =====          =====          =====          =====         =====
TOTAL RETURN: .................................    33.92%         22.95%         11.94%         43.39%        35.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ...... $3,890,596     $3,107,481     $2,414,672     $1,940,693      $307,542
Ratio of expenses to average net assets .....       1.44%          1.53%          1.68%          1.61%         1.65%
Ratio of net income to average net assets ...     (1.13)%        (1.21)%        (1.16)%        (1.31)%       (1.27)%
Portfolio turnover rate .....................     126.70%        164.57%        121.32%         65.77%       104.08%

----------------
  * Per share amounts are calculated based on average shares outstanding.

CLASS B

                                                       Year ended
                                                       December 31,            4/22/96**
                                                 ----------------------           to
                                                   1998           1997         12/31/96
                                                   -----          -----        ---------
PER SHARE DATA:*

Net asset value, beginning of period ...........  $21.94         $22.62         $21.51
                                                   -----          -----          -----
Income from investment operations:

  Net investment income ........................   (0.44)         (0.50)         (0.28)
  Net gains or losses on securities
    (both realized and unrealized) .............    7.60           5.76           2.45
                                                   -----          -----          -----
Total from investment operations ...............    7.16           5.26           2.17
                                                   -----          -----          -----
Less distributions:

  Distributions (from capital gains) ...........   (0.35)         (5.94)         (1.06)
                                                   -----          -----          -----
Total distributions ............................   (0.35)         (5.94)         (1.06)
                                                   -----          -----          -----
Net asset value, end of period .................  $28.75         $21.94         $22.62
                                                   =====          =====          =====
TOTAL RETURN:                                      32.89%         21.96%         10.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .... $1,033,105       $505,342       $120,848
Ratio of expenses to average net assets .....       2.19%          2.28%          2.44%+
Ratio of net income to average net assets ...     (1.88)%        (1.96)%        (1.96)%+
Portfolio turnover rate .....................     126.70%        164.57%        121.32%++


                                                                        Year ended December 31,
                                                   ----------------------------------------------------------------
CLASS D                                            1998           1997           1996           1995          1994
                                                   -----          -----          -----          -----         -----
PER SHARE DATA:*

Net asset value, beginning of year .............  $21.91         $22.61         $21.35         $16.31        $13.32
                                                   -----          -----          -----          -----         -----
Income from investment operations:

  Net investment income ........................   (0.44)         (0.50)         (0.40)         (0.50)        (0.33)
  Net gains or losses on securities
    (both realized and unrealized) .............    7.60           5.74           2.72           7.45          4.78
                                                   -----          -----          -----          -----         -----
Total from investment operations ...............    7.16           5.24           2.32           6.95          4.45
                                                   -----          -----          -----          -----         -----
Less distributions:

  Distributions (from capital gains) ...........   (0.35)         (5.94)         (1.06)         (1.91)        (1.46)
                                                   -----          -----          -----          -----         -----
Total distributions ............................   (0.35)         (5.94)         (1.06)         (1.91)        (1.46)
                                                   -----          -----          -----          -----         -----
Net asset value, end of year ...................  $28.72         $21.91         $22.61         $21.35        $16.31
                                                   =====          =====          =====          =====         =====
TOTAL RETURN:                                      32.94%         21.86%         11.07%         42.37%        33.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .....  $1,228,237       $945,368       $737,979       $609,332       $96,100
Ratio of expenses to average net assets ....        2.19%          2.28%          2.43%          2.37%         2.50%
Ratio of net income to average net assets ..      (1.88)%        (1.96)%        (1.91)%        (2.07)%       (2.20)%
Portfolio turnover rate ....................      126.70%        164.57%        121.32%         65.77%       104.08%

----------------
  * Per share amounts are calculated based on average shares outstanding. ** Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.

HOW TO CONTACT US

THE FUND                      Write:    Corporate Communications/
                                        Investor Relations Department
                                        J. & W. Seligman & Co. Incorporated
                                        100 Park Avenue, New York, NY 10017

                              Phone:    Toll-Free (800) 221-7844 in the US or
                                        (212) 850-1864 outside the US

                              Website:  http://www.seligman.com

YOUR REGULAR
(NON-RETIREMENT)
ACCOUNT                       Write:    Shareholder Services Department
                                        Seligman Data Corp.
                                        100 Park Avenue, New York, NY 10017

                              Phone:    Toll-Free (800) 221-2450 in the US or
                                        (212) 682-7600 outside the US

                              Website:  http://www.seligman.com

YOUR RETIREMENT
ACCOUNT                       Write:    Retirement Plan Services
                                        Seligman Data Corp.
                                        100 Park Avenue, New York, NY 10017

                              Phone:    Toll-Free (800) 445-1777


--------------------------------------------------------------------------------
24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.
--------------------------------------------------------------------------------

FOR MORE INFORMATION

--------------------------------------------------------------------------------
The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
--------------------------------------------------------------------------------






                                     [LOGO]


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBER:  811-3596

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.



                       Statement of Additional Information
                                  June 1, 1999


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Communications and Information Fund, Inc., dated June 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

Fund History ..............................................................    2
Description of the Fund and its Investments and Risks .....................    2
Management of the Fund ....................................................    6
Control Persons and Principal Holders of Securities .......................   11
Investment Advisory and Other Services ....................................   11
Brokerage Allocation and Other Practices ..................................   17
Capital Stock and Other Securities ........................................   18
Purchase, Redemption, and Pricing of Shares ...............................   18
Taxation of the Fund ......................................................   24
Underwriters ..............................................................   25
Calculation of Performance Data ...........................................   26
Financial Statements ......................................................   28
General Information .......................................................   28
Appendix ..................................................................   29

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland in 1982.

              Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectus.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs) (collectively, Depositary Receipts) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may from time to time borrow money to increase its portfolio of securities. It may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. The Fund may pledge its assets only to the extent necessary to effect permitted borrowing of up to 15% of its total assets on a secured basis. These limits may be changed only by a vote of the shareholders. Current asset value coverage of three times any amount borrowed is required at all times.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit the Fund's net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of the Fund's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset value to decline more than would otherwise be the case.

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the

Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Put Options. The Fund may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the market price of an underlying security held by the Fund. The Fund will not purchase options for speculative purposes.

Purchasing a put option gives the Fund the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. This hedge protection is provided during the life of the put option since the Fund, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, the Fund would let the option expire resulting in a reduced profit on the underlying security equal to the cost of the put option premium and transaction costs.

When the Fund purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. The cost of the put option is limited to the premium plus commission paid. The Fund's maximum financial exposure will be limited to these costs.

The Fund may purchase both listed and over-the-counter put options. The Fund will be exposed to the risk of counterparty nonperformance in the case of over-the-counter put options.

Put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to purchase options even when they are available. The Fund's ability to engage in option transactions may be limited by tax considerations.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

- Borrow money, except in an amount not to exceed one-third of the value of its total assets less liabilities other than such borrowing; or mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings of up to 15% of its total assets on a secured basis;

- Purchase securities on "margin," or sell "short," write or purchase put, call, straddle or spread options, except that the Fund may purchase put options solely for the purpose of hedging against a decline in the price of securities held in the Fund's portfolio;

- Invest more than 5% of its total assets (taken at market) in securities of any one issuer other than the US Government, its agencies or instrumentalities, buy more than 10% of the voting securities of any issuer, or invest to control or manage any company;

- Invest more than 25% of the value of its total assets in any one industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes;

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under the Deferred Compensation Plan for Directors;

- Purchase or sell commodities and commodity contracts or purchase or hold real estate;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security; or

- Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, or the entry into repurchase agreements may be considered loans;

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the years ended December 31, 1998 and 1997 were 126.70% and 164.57%, respectively.

                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.
Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

             Name,                                                              Principal
           (Age) and                    Position(s) Held                   Occupation(s) During
            Address                        With Fund                           Past 5 Years
      William C. Morris*         Director, Chairman of the       Chairman, J. & W. Seligman & Co. Incorporated,
             (61)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc., Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; and Director, Seligman Data Corp.,
                                                                 Kerr-McGee Corporation, diversified energy company.
                                                                 Formerly, Director, Daniel Industries Inc.,
                                                                 manufacturer of oil and gas metering equipment.

        Brian T. Zino*           Director, President and         Director and President, J. & W. Seligman & Co.
             (46)                Member of the Executive         Incorporated; President (with the exception of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Member of the Board of Governors
                                                                 of the Investment Company Institute; and Director,
                                                                 ICI Mutual Insurance Company, Seligman Advisors,
                                                                 Inc., and Seligman Services, Inc.

     Richard R. Schmaltz*        Director and Member of the      Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment
                                                                 companies (except Seligman Cash Management Fund, Inc.);
                                                                 Director, Seligman Henderson Co., and Trustee Emeritus
                                                                 of Colby College. Formerly, Director, Investment
                                                                 Research at Neuberger & Berman from May 1993 to
                                                                 September 1996.

             Name,                                                              Principal
           (Age) and                    Position(s) Held                   Occupation(s) During
            Address                        With Fund                           Past 5 Years
        John R. Galvin                      Director             Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman Emeritus, American
        Packard Avenue,                                          Council on Germany; Governor of the Center for
       Medford, MA 02155                                         Creative Leadership; Director; Raytheon Co.,
                                                                 electronics; National Defense University; and the
                                                                 Institute for Defense Analyses.  Formerly, Director,
                                                                 USLIFE Corporation, life insurance; Ambassador, U.S.
                                                                 State Department for negotiations in Bosnia;
                                                                 Distinguished Policy Analyst at Ohio State University
                                                                 and Olin Distinguished Professor of National Security
                                                                 Studies at the United States Military Academy.  From
                                                                 June 1987 to June 1992, he was the Supreme Allied
                                                                 Commander, Europe and the Commander-in-Chief, United
                                                                 States European Command.

       Alice S. Ilchman                     Director             Retired President, Sarah Lawrence College; Director
             (64)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle,                                        companies; Trustee, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly,
                                                                 Trustee, The Markle Foundation, philanthropic
                                                                 organization; and Director, New York Telephone Company;
                                                                 and International Research and Exchange Board,
                                                                 intellectual exchanges.


       Frank A. McPherson                   Director             Retired Chairman and Chief Executive Officer of
              (66)                                               Kerr-McGee Corporation; Director or Trustee, the
2601 Northwest Expressway, Suite                                 Seligman Group of investment companies; Director,
              805E                                               Kimberly-Clark Corporation, consumer products; Bank
     Oklahoma City, OK 73112                                     of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma
                                                                 Medical Research Foundation; and National Boys and
                                                                 Girls Clubs of America; and Member of the Business
                                                                 Roundtable and National Petroleum Council.  Formerly,
                                                                 Chairman, Oklahoma City Public Schools Foundation;
                                                                 and Director, Federal Reserve System's Kansas City
                                                                 Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

             Name,                                                              Principal
           (Age) and                    Position(s) Held                   Occupation(s) During
            Address                        With Fund                           Past 5 Years
         John E. Merow                      Director             Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association; Municipal Art
                                                                 Society of New York; the U.S. Council for International
                                                                 Business; and New York Presbyterian Hospital; Chairman,
                                                                 American Australian Association; and New York
                                                                 Presbyterian Healthcare Network, Inc.; Vice-Chairman,
                                                                 the U.S.-New Zealand Council; and Member of the
                                                                 American Law Institute and Council on Foreign
                                                                 Relations.

        Betsy S. Michel                     Director             Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, The Geraldine R. Dodge
         P.O. Box 449,                                           Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI).  Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).

        James C. Pitney                     Director             Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
 Park Avenue at Morris County,                                   investment companies.  Formerly, Director, Public
 P.O. Box 1945, Morristown, NJ                                   Service Enterprise Group, public utility.
             07962

       James Q. Riordan                     Director             Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development.  Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Company, Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer                     Director             Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     96 Evergreen Avenue,                                        Formerly, Director, USLIFE Corporation.
         Rye, NY 10580

             Name,                                                              Principal
           (Age) and                    Position(s) Held                   Occupation(s) During
            Address                        With Fund                           Past 5 Years
       James N. Whitson                     Director             Director and Consultant, Sammons Enterprises, Inc.;
             (64)                                                Director or Trustee, the Seligman Group of investment
    6606 Forestshire Drive,                                      companies; Director, C-SPAN and CommScope, Inc.,
       Dallas, TX 75230                                          manufacturer of coaxial cables.  Formerly, Executive
                                                                 Vice President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and
                                                                 Supply Company, piping and other materials.

          Paul H. Wick           Vice President and Portfolio    Director and Managing Director, J. & W. Seligman &
              (36)               Manager                         Co. Incorporated, since January 1995 and November
                                                                 1997, respectively; Vice President and Portfolio
                                                                 Manager, two other open-end investment companies in the
                                                                 Seligman Group of investment companies; and Portfolio
                                                                 Manager, Henderson Investment Management Limited. He
                                                                 joined J. & W. Seligman & Co. Incorporated in 1987 as
                                                                 an Associate, Investment Research.

       Lawrence P. Vogel                 Vice President          Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman
                                                                 Group of investment companies, and Seligman Services,
                                                                 Inc.; Vice President and Treasurer, Seligman
                                                                 International, Inc.; and Treasurer, Seligman
                                                                 Henderson Co.

        Frank J. Nasta                     Secretary             General Counsel, Senior Vice President, Law and
             (34)                                                Regulation and Corporate Secretary, J. & W. Seligman
                                                                 & Co. Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc.,
                                                                 Seligman International, Inc. and Seligman Data Corp.

         Thomas G. Rose                    Treasurer             Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available, and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation

                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits          from Fund and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund (1)       Fund Expenses           to Directors (1)(2)
       ------------------                            -------------       -------------           -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                         N/A
Brian T. Zino, Director and President                    N/A                 N/A                         N/A
Richard R. Schmaltz, Director                            N/A                 N/A                         N/A
John R. Galvin, Director                              $7,908                 N/A                     $79,000
Alice S. Ilchman, Director                             7,847                 N/A                      73,000
Frank A. McPherson, Director                           7,908                 N/A                      79,000
John E. Merow, Director                                7,887                 N/A                      77,000
Betsy S. Michel, Director                              7,908                 N/A                      79,000
James C. Pitney, Director                              7,867                 N/A                      75,000
James Q. Riordan, Director                             7,867                 N/A                      75,000
Robert L. Shafer, Director                             7,867                 N/A                      75,000
James N. Whitson, Director                             7,908(d)              N/A                      79,000(d)

(1) For the Fund's year ended December 31, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) The Seligman Group of investment companies consists of eighteen investment companies.

(d)  Deferred.

The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. The Fund has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of December 31, 1998 was $32,629.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation (including earnings) in the amounts of $51,431 and $33,582, respectively, as of December 31, 1998.

The Fund may, but is not obligated to, purchase shares of the Seligman Group of investment companies to hedge its obligations in connection with the Fund's Deferred Compensation Plan.

Sales Charges

Class A shares of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities

Control Persons

As of May 14, 1999, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of May 14, 1999, 18.48% of the Fund's Class A capital stock then outstanding, 23.59% of the Fund's Class B capital stock then outstanding, and 33.91% of the Fund's Class D capital stock then outstanding, were owned of record by MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administrator, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.

Management Ownership

Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A capital stock as of May 14, 1999. As of the same date, no Directors or officers owned shares of the Fund's Class B or Class D capital stock.


                     Investment Advisory and Other Services

Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .90% per annum of the Fund's average daily net assets on the first $3 billion of net assets, .85% per annum of the Fund's average daily net assets on the next $3 billion of net assets and
 .75% per annum of the Fund's average daily net assets in excess of $6 billion. For the year ended December 31, 1998, the Fund paid Seligman $44,375,965, equal to 0.88% per annum of its average daily net assets. For the year ended December 31, 1997, the Fund paid Seligman $35,523,038, equal to .89% per annum of its average daily net assets, and for the year ended December 31, 1996, the Fund paid Seligman $25,710,954, equal to .89% per annum of its average daily net assets.

The Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. Amendments to the Management Agreement, effective February 8, 1996, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on September 21, 1995 and by the shareholders at a special meeting held on February 7, 1996. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter


Seligman Advisors, Inc. (Seligman Advisors), an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended February 8, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:


                                                                                   Regular Dealer
                                    Sales Charge           Sales Charge              Reallowance
                                     As a % of             as a % of Net              As a % of
Amount of Purchase               Offering Price(1)        Amount Invested          Offering Price
------------------               -----------------        ---------------          --------------
Less than $50,000                      4.75%                   4.99%                     4.25%
$50,000  -   $ 99,999                  4.00                    4.17                      3.50
$100,000  -  $249,999                  3.50                    3.63                      3.00
$250,000  -  $499,999                  2.50                    2.56                      2.25
$500,000  -  $999,999                  2.00                    2.04                      1.75
$1,000,000 and over(2)                   0                       0                         0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

Class C shares:

                                                                                   Regular Dealer
                                      Sales Charge          Sales Charge             Reallowance
                                        As a % of          as a % of Net              As a % of
Amount of Purchase                  Offering Price(1)     Amount Invested          Offering Price
------------------                  -----------------     ---------------          --------------
Less than  $100,000                        1.00%                1.01%                    1.00%
$100,000  -  $249,999                      0.50                 0.50                     0.50
$250,000  -  $1,000,000(2)                   0                    0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more, you will pay less in fees and charges if you buy Class A shares.

Seligman Services, Inc., (Seligman Services) an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For years ended December 31, 1998, 1997 and 1996, Seligman Services received commissions in the amounts of $404,711, $494,285 and $772,408, respectively.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.


Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.


Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 1998 was $8,106,817, equivalent to 0.25% per annum of the average daily net assets of Class A shares.

Class B


Under the 12b-1 Plan, the Fund, with respect to Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of Class B shares (i) a 4% sales commission to

Service Organizations and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or FEP Capital, L.P. with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 1998 was $7,384,792, equivalent to 1% per annum of the average daily net assets of Class B shares.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. The fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The Fund did not pay any 12b-1 fees in respect of Class C shares for the fiscal year ended September 30, 1998 because no Class C shares were issued or outstanding during such period.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. The Fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund in respect of Class D shares for the year ended December 31, 1998 was $10,339,390, equivalent to 1% per annum of the average daily net assets of Class D shares.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 1998, Seligman Advisors has incurred $76,119 of unreimbursed expenses in respect of the Fund's Class D shares. This amount is equal to .01% of the net assets of Class D shares at December 31, 1998.

If the Fund's 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Fund under the 12b-1 Plan for its year ended December 31, 1998, were spent on the following activities in the following amounts (no Class C shares were outstanding during such fiscal year):




                                            Class A       Class B       Class D
                                            -------       -------       -------

Compensation to underwriters                    --            --      $2,423,946

Compensation to broker/dealers            $8,106,817    $1,861,984    $7,915,444

Other*                                          --      $5,522,808          --


* Payment is made to FEP Capital, L.P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan was approved on July 16, 1992 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. The 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.


The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 1998, 1997 and 1996, Seligman Services received distribution and service fees from the Fund pursuant to its 12b-1 Plan of $980,100, $961,731 and $714,490, respectively.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

For the years ended December 31, 1998, 1997 and 1996, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $9,044,621, $7,436,884 and $4,496,690, respectively. The amount of brokerage commissions paid by the Fund has increased materially from 1996 due to the Fund's increase in new assets under management.

Commissions

For the years ended December 31, 1998, 1997 and 1996, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage

During the year ended December 31, 1998, neither the Fund nor Seligman directed any of the Fund's brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the year ended December 31, 1998, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities

Capital Stock


The Fund is authorized to issue 1,000,000,000 shares of capital stock, each with a par value of $0.10, divided into three classes, designated Class A common stock, Class B common stock, Class C common stock, and Class D common stock. Each share of the Fund's Class A, Class B, Class C, and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.


Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors;

(9)  to certain "eligible employee benefit plans" as discussed above;


(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.



CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC

Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%

3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically into Class A shares. Shares purchased through reinvestment of dividends and distribution on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.


Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.


Systematic Withdrawals. Class B, Class C, and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:


(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.


If, with respect to a redemption of any Class A, Class B, Class C, or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.


Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Fund Reorganizations


Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.


Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.


Portfolio securities are valued at the last sales price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares are sold at NAV(2). Using each Class's NAV at December 31, 1998, (except Class C shares, which commences operations effective June 1, 1999), the maximum offering price of the Fund's shares is as follows:

Class A
     Net asset value per share                                            $30.73
                                                                          ------

     Maximum sales charge (4.75% of offering price)                         1.53
                                                                          ------

     Offering price to public                                             $32.26
                                                                          ======

Class B
     Net asset value and offering price per share(2)                      $28.75
                                                                          ======

Class D
     Net asset value and offering price per share(2)                      $28.72
                                                                          ======
--------------
(1) In addition to the front-end sales charge of 1.00%, Class C shares are subject to a 1% CDSC if you redeem your shares within eighteen months of purchase.

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are also subject to a 1% CDSC if you redeem your shares within one year of purchase.


Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities.

If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Fund for the years ended December 31, 1998, 1997 and 1996, amounted to $14,019,918, $19,391,260 and $28,814,289, respectively, of which $1,537,225, $2,126,669 and
$3,145,037, respectively, was retained by Seligman Advisors. No Class C shares of the Fund were issued or outstanding during such fiscal years.


Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during its year ended December 31, 1998:

  Net Underwriting       Compensation on
    Discounts and        Redemptions and
     Commissions           Repurchases
   (Class A Sales      (CDSC on Class A and      Brokerage           Other
  Charge Retained)      Class D Retained)       Commissions     Compensation (1)
  ----------------      ----------------        -----------     ----------------

     $1,537,225              $475,038                $0            $576,783

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for the year ended December 31, 1998 are reflected in the table.

Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods through December 31, 1998, were 27.56%, 27.77% and 25.48%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return). Table A below illustrates the total return (income and capital) on Class A shares of the Fund, assuming all dividend and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class A shares, assuming payment of the initial 4.75% sales charge, made on December 31, 1988, had a value of $9,679 on December 31, 1998, resulting in an aggregate total return of 867.91%.

The average annual total returns for the Fund's Class B shares for the one-year period ended December 31, 1998 and for the period from April 22, 1996 (inception) through December 31, 1998, were 27.89% and 23.29%, respectively. These returns were computed assuming that all dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the applicable CDSC. Table B illustrates the total return (income and capital) on Class B shares of the Fund, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $1,758 on December 31, 1998, resulting in an aggregate total return of 75.76%.

The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended December 31, 1998 and for the period from May 3, 1993 (inception) through December 31, 1998, were 31.94%, 27.96% and 31.05%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting for the one year period the 1% CDSC, if applicable. Table C illustrates the total return (income and capital) on Class D shares of the Fund, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $4,628 on December 31, 1998, resulting in an aggregate total return of 362.84%.


Class C shares are a new class, effective June 1, 1999, so no performance data is presented.


The results shown below should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                                TABLE A - CLASS A

                        Value of         Value of                          Total Value
       Year             Initial        Capital Gain       Value of             Of               Total
     Ended(1)        Investment(2)     Distributions      Dividends       Investment(2)      Return(1)(3)
     --------        -------------     -------------      ---------       -------------      ------------
      12/31/89           $  957           $  283           $  --            $1,240
      12/31/90              839              263              --             1,102
      12/31/91            1,095              613              --             1,708
      12/31/92            1,164              839              --             2,003
      12/31/93            1,271            1,436              --             2,707
      12/31/94            1,574            2,089              --             3,663
      12/31/95            2,080            3,172              --             5,252
      12/31/96            2,224            3,654              --             5,878
      12/31/97            2,200            5,027              --             7,227
      12/31/98            2,907            6,772              --             9,679               867.91%

                                TABLE B - CLASS B

                        Value of         Value of                          Total Value
      Period            Initial        Capital Gain       Value of             Of               Total
     Ended(1)        Investment(2)     Distributions      Dividends       Investment(2)      Return(1)(3)
     --------        -------------     -------------      ---------       -------------      ------------
     12/31/96            $1,052           $   51            $ --            $1,103
     12/31/97             1,020              325              --             1,345
     12/31/98             1,307              451              --             1,758                75.76%

                                TABLE C - CLASS D

                        Value of         Value of                          Total Value
      Period            Initial        Capital Gain       Value of             Of                Total
     Ended(1)        Investment(2)     Distributions      Dividends       Investment(2)      Return(1)(3)
     --------        -------------     -------------      ---------       -------------      ------------
     12/31/93            $1,088           $  261            $ --            $1,349
     12/31/94             1,333              474              --             1,807
     12/31/95             1,744              828              --             2,572
     12/31/96             1,847            1,010              --             2,857
     12/31/97             1,790            1,692              --             3,482
     12/31/98             2,346            2,282              --             4,628               362.84%


----------
(1) For the ten-year period ended December 31, 1998 for Class A shares, from commencement of operations of Class B shares on April 22, 1996 and from commencement of operations of Class D shares on May 3, 1993.

(2) The "Value of Initial Investment" as of the date indicated (1) reflects the effect of the maximum initial sales charge or CDSC, if applicable, (2) assumes that all dividends and capital gain distributions were taken in cash, and (3) reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" (1) reflects the effect of the CDSC, if applicable, and (2) assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The total returns and average annual total returns of Class A shares quoted through December 31, 1992, do not reflect the deduction of 12b-1 fees because the 12b-1 Plan was implemented on January 1, 1993. The total returns and average annual total returns of Class A and Class D shares through February 7, 1996 do not reflect the increased management fee approved by shareholders on February 7, 1996, and effective February 8, 1996. These fees, if reflected, would reduce the performance quoted.


From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. The Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.


The Fund's advertising or promotional material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              Financial Statements

The Annual Report to shareholders for the year ended December 31, 1998 contains a schedule of the investments of the Fund as of December 31, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               General Information

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.

Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                    Appendix

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War -Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.

o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.

o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.




SAICIB699

                                        SELIGMAN
                             -------------------
                                  COMMUNICATIONS
                                 AND INFORMATION
                                      FUND, INC.

                                   [GRAPHIC]


                                  ANNUAL REPORT

                                DECEMBER 31, 1998

                                   ----------

                              Seeking Capital Gain
                                  by Investing
                                  in Companies
                                Operating in the
                                 Communications,
                                Information, and
                               Related Industries




                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.


[PHOTOGRAPH]
Picture of James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.




--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Federal Tax Status of 1998 Gain Distribution for
  Taxable Accounts and For More Information ...............................    5
Performance Overview ......................................................    6
Portfolio Overview ........................................................    8
Portfolio of Investments ..................................................   10
Statement of Assets and Liabilities .......................................   15

Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Financial Highlights ......................................................   21
Report of Independent Auditors ............................................   23
Board of Directors and Executive Officers .................................   24
Glossary of Financial Terms ...............................................   25
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

Seligman Communications and Information Fund posted a 1998 total return of 33.92% based on the net asset value of Class A shares. The Fund outperformed the 28.58% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), although it lagged the 52.55% total return of its peers, as measured by the Lipper Science & Technology Funds Average. A discussion with your Portfolio Manager regarding the Fund's results begins on page 2.

The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion. In the equity markets, exceptional performance from an extremely narrow list of stocks masked a year of mediocre investment results in the broad markets. This narrowness, and the divergence between larger- and smaller-company stocks, affected the performance of technology stocks, in general, and Seligman Communications and Information Fund, in particular. While the Fund posted impressive absolute returns, it underperformed its peer group on a relative basis due to its underweighted positions in large-cap technology and Internet stocks.

The "flight to quality" among US and international investors and the ongoing ability of leading technology companies to beat earnings forecasts combined to drive the valuations of large-cap technology stocks to new highs, at the expense of many quality smaller technology companies. During this time, we underweighted large caps to pursue growth opportunities at more reasonable prices. This decision, while fundamentally sound, caused the Fund to underperform relative to some of its peers, as large caps continued to lead the market higher through year end.

In direct contrast to the earnings momentum that helped the largest tech stocks, many investors disregarded earnings altogether when it came to Internet stocks. Companies whose main business is the Internet generally have negative cash flows and their potential for becoming profitable is uncertain. The Fund's lack of exposure to this area is due to the fact that we look for companies with sound fundamentals. While this commitment to our investment philosophy hurt the Fund's relative performance during this time, we are convinced that maintaining a portfolio of what we believe are quality companies -- including those whose products and services are the backbone of the Internet, such as software, data networking, and semiconductor manufacturers -- will serve our shareholders well over the long term.

At this time, we believe that many of the largest technology stocks are fully valued. Any broadening of the market in 1999 may negatively affect their share prices. The Fund is well positioned for such a scenario, as we continue to look for more reasonably priced mid-capitalization stocks. In terms of Internet stocks, we don't believe that the current enthusiasm is sustainable. While the Fund does not have much direct exposure to this group, we are nonetheless concerned that if this market falls it may adversely affect investor psychology regarding the broad technology sector. For 1999, we expect a challenging environment for technology companies, confronted with economic uncertainties and continued high volatility. However, for investors with a long-term time horizon, we believe that technology remains one of the premier growth sectors of the future.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Communications and Information Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,


/s/ William C. Morris
William C. Morris
Chairman

                                 /s/ Brian T. Zino
                                 Brian T. Zino
                                 President

February 5, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q.   How did Seligman Communications and Information Fund perform in 1998?

A. Seligman Communications and Information Fund's total return based on the net asset value of Class A shares was 33.92% for the year. While the Fund outperformed the 28.58% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), it lagged the 52.55% total return of its peers, as measured by the Lipper Science & Technology Funds Average.

Q.   Why did the Fund underperform its peer group?

A. Within the technology sector, the strongest stock price gains came from the largest-capitalization companies and from Internet-related companies. Although Seligman Communications and Information Fund had many large-capitalization stocks that outperformed the market, it did not own them to the same magnitude as some competitor funds. In addition, your Fund generally avoided companies whose main business was the Internet, given their high valuations, often negative cash flow, and what we believe to be cloudy outlooks for achieving profitability.

     Large-capitalization technology stocks have benefited from a confluence of events. As segments of the technology industry have matured, larger companies have frequently gained market share and disproportionate profitability, as purchasing power, incumbency, and customer preference for fewer vendors rise in importance. These trends are noteworthy in the personal computer and data networking segments, where a few large companies have prospered and everyone else has not. In general, in many areas of technology, larger companies have had better profit growth than smaller firms.

     In addition, the unprecedented high returns of the S&P 500 since 1995 have increased investor preference for large-cap domestic equities at the expense of international and small- or mid-cap US stocks. The increasing popularity of S&P 500 index funds has added to this trend. Given that the S&P 500 is not equal-weighted, but market capitalization-weighted, the vast majority of money flowing into S&P 500 index funds ends up in the 100 largest companies.

     Finally, the Fund was negatively affected by its holdings of media stocks. Although fundamentals were favorable throughout the year and the Fund's media holdings performed reasonably well, they did not match the performance of the largest-capitalization technology stocks.

[PHOTOGRAPH]

West Coast Technology Team: (standing from left) Marianne Harlow (Administrative Assistant), Paul Wick (Portfolio Manager), (seated) Paul Krieger, Patrick Renda

[PHOTOGRAPH]

East Coast Technology Team: (standing from left) Lawrence Rosso, Kei Yamamoto, Shanean Austin (Administrative Assistant), (seated) Storm Boswick

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK


Q. What are some of the underlying dynamics affecting the relative performance of small-, medium-, and large-capitalization technology stocks?

A. Further aiding the superior relative performance of large-cap technology companies has been the disappointing performance of large consumer and industrial companies, whose profits were hurt by the Asian and South American currency crises. In response to the fundamental problems, large-company fund managers have shifted assets into big technology companies that continue to meet Wall Street expectations.

     The end result of all of these trends has been a snowballing of valuations, as already expensive stocks attain ever higher absolute and relative valuations. A case in point would be America Online, whose market value tripled between mid-October and year-end. In late December, America Online was added to the S&P 500 in recognition of its higher market value; of course, on the day of the announcement, shares of America Online rose 15% in anticipation of index fund buying. Today, America Online's market value exceeds that of Walt Disney, a company with significantly greater revenues, cash flow, profits, and proprietary content.

Q. Given the high valuations, but generally superior profit growth of the bigger technology companies, what is the Fund's current strategy?

A. We are sticking to our style. There are numerous mid-capitalization technology companies with excellent fundamentals that have gone unappreciated by the market. Your Fund has holdings in quite a few of these companies. In the large-capitalization area, we remain underweighted relative to the technology indices. We remain enthusiastic about the prospects for our investments in radio broadcasting and cable TV, as fundamentals are excellent and valuations reasonable.

Q.   Which of the Fund's sectors performed best in 1998?

A. The top-performing area was computer hardware peripherals, which was positively affected by Year 2000 testing, increased demand for data storage, and market share consolidation in the computer industry.

Q.   Which of the Fund's sectors impaired results in 1998?

A. The weakest areas of the Fund were the semiconductor-related sectors, which went through a serious recession in the wake of the Asian financial crisis. However, the semiconductor industry's fundamentals have recently begun to improve as a result of large reductions made on expenditures for new capacity over the past year.

Q.   Has the Fund changed its stance on Internet-related stocks?

A. While the Fund continues to hold shares of numerous software, data networking, and semiconductor manufacturers whose products comprise the physical infrastructure of the Internet, your Manager remains wary of investing in public Internet stocks whose main business is the Internet. However, the Fund has made a number of small investments in private Internet companies, as valuations are much more reasonable than for public companies.

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Communications and Information Fund is managed by the Seligman Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit with the management of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy/sell policies are followed.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK


Q.   Which sectors appear to have the greatest appreciation potential in 1999?

A.   A number of sectors have excellent fundamentals and reasonable valuations:

     o Semiconductor and semiconductor capital equipment companies have seen a significant improvement in business conditions, and appear to be in the early stages of a broad industry recovery.

     o Integrated circuit design software companies are seeing improving orders fueled by the semiconductor industry recovery.

     o Fundamentals for mechanical design software companies have begun to improve, while stock prices remain modestly valued.

     o Entertainment software companies have never had better fundamentals, as the installed base of consumer PCs and video games continues to expand.

Q. What is the likely impact of the Year 2000 (Y2K) computer problem on technology companies in 1999?

A. While it is extraordinarily difficult to predict what will happen as a result of the passing of the millennium, we can make some educated guesses regarding government and corporate information technology spending this year. We believe that the majority of spending on computer software and hardware will take place in the first half of 1999, with correspondingly less money spent late in the year. As organizations grapple with final Y2K testing, they will be less inclined to add new software programs or computers to their data centers until some time in calendar year 2000.

     In recognition of these risks, we have begun to shift investments out of stocks heavily dependent on corporate technology spending and into companies more leveraged to consumer spending. Certainly, this is another reason to have a significant weighting in media stocks.

Q.   What is the outlook for technology?

A. As we ended 1998, overall valuations for technology companies had never been higher. But where do they go from here? Can stock prices on the largest technology companies continue to go up? They can if these companies keep beating earnings estimates. What about companies whose main business is the Internet? As we said earlier, these companies typically have no earnings, but as long as individual investors shrug off fundamentals, stock prices for these companies may continue to rise. And, of course, Y2K is still a big question mark for 1999, with possible ramifications for the third and fourth quarters.

     But despite it all, technology continues to rise as a percentage of the world economy, and we see no sign of that slowing. Will the technology market remain volatile? Absolutely. But volatility creates opportunity, and a well-diversified, professionally managed mutual fund such as Seligman Communications and Information Fund can help investors who seek to take advantage of those opportunities.

FEDERAL TAX STATUS OF 1998
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------

A long-term capital gain distribution of $0.345 per share from 1997 undistributed net realized gain was paid on November 23, 1998, to Class A, B, and D shareholders. In 1997, Congress revised the capital gains provisions, so that depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more the one year are to be taxed at a maximum 20% rate.

The long-term gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1998 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $26.02 for Class A shares, $24.37 for Class B shares and $24.35 for Class D shares.

A 1998 year-end statement of account activity and a 1998 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

FOR MORE INFORMATION


Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

Important Telephone Numbers
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Communications and Information Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lipper Science &Technology Funds Average (Lipper Science &Technology Average) and the Standard &Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Communications and Information Fund Class B and Class D shares are not shown in this chart but are included in the table on page 7. It is important to keep in mind that the Lipper Science &Technology Average and the S&P 500 exclude the effect of fees and/or sales charges.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Seligman Communications
                      and Information Fund Class A
                      -----------------------------    Lipper
                        Without                        Science &
                         Sales        With Sales      Technology
                        Charge          Charge         Average        S&P 500
                        ------        ----------     ----------       -------
        12/31/88        $10,000          $9,527        $10,000        $10,000
         3/31/89        $10,824         $10,312        $10,278        $10,709
         6/30/89        $11,847         $11,287        $11,068        $11,655
         9/30/89        $13,307         $12,677        $12,119        $12,903
        12/31/89        $13,012         $12,396        $12,062        $13,169
         3/31/90        $13,720         $13,071        $12,769        $12,772
         6/30/90        $14,839         $14,137        $14,319        $13,576
         9/30/90        $10,219          $9,736        $10,516        $11,710
        12/31/90        $11,571         $11,024        $12,219        $12,760
         3/31/91        $15,642         $14,902        $15,785        $14,614
         6/30/91        $13,815         $13,162        $14,501        $14,580
         9/30/91        $15,850         $15,101        $16,232        $15,360
        12/31/91        $17,925         $17,077        $18,340        $16,647
         3/31/92        $18,513         $17,638        $18,503        $16,226
         6/30/92        $16,639         $15,852        $17,177        $16,534
         9/30/92        $16,701         $15,911        $17,931        $17,055
        12/31/92        $21,028         $20,033        $21,308        $17,913
         3/31/93        $21,319         $20,310        $21,690        $18,696
         6/30/93        $23,986         $22,851        $23,632        $18,787
         9/30/93        $27,695         $26,385        $26,035        $19,272
        12/31/93        $28,414         $27,070        $26,326        $19,719
         3/31/94        $29,662         $28,259        $26,808        $18,972
         6/30/94        $27,377         $26,082        $25,037        $19,051
         9/30/94        $35,523         $33,842        $29,030        $19,983
        12/31/94        $38,444         $36,625        $30,797        $19,979
         3/31/95        $43,850         $41,776        $32,924        $21,925
         6/30/95        $56,904         $54,212        $39,595        $24,019
         9/30/95        $64,412         $61,365        $45,913        $25,928
        12/31/95        $55,123         $52,515        $43,334        $27,489
         3/31/96        $52,165         $49,697        $43,626        $28,965
         6/30/96        $52,240         $49,769        $46,618        $30,266
         9/30/96        $55,449         $52,826        $50,420        $31,201
        12/31/96        $61,703         $58,784        $52,744        $33,803
         3/31/97        $60,102         $57,259        $47,965        $34,709
         6/30/97        $70,442         $67,110        $56,739        $40,770
         9/30/97        $87,948         $83,788        $67,635        $43,823
        12/31/97        $75,862         $72,273        $58,725        $45,082
         3/31/98        $85,716         $81,661        $68,725        $51,371
         6/30/98        $83,921         $79,951        $70,874        $53,066
         9/30/98        $70,021         $66,709        $63,247        $47,786
        12/31/98       $101,597         $96,791        $89,584        $57,964

     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman Communications and Information Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

     The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


Investment Results Per Share


TOTAL RETURNS
For Periods Ended December 31, 1998

                                                                               AVERAGE ANNUAL
                                               ------------------------------------------------------------------------------
                                                                                                      CLASS B       CLASS D
                                                                                                       SINCE         SINCE
                                                 SIX            ONE         FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR         YEARS         YEARS       4/22/96       5/3/93
                                               --------      --------     --------      --------    -----------   -----------
Class A**
With Sales Charge                               15.32%        27.56%        27.77%        25.48%          n/a           n/a
Without Sales Charge                            21.06         33.92         29.02         26.09           n/a           n/a

Class B**
With CDSC+                                      15.64         27.89           n/a           n/a         23.29%          n/a
Without CDSC                                    20.64         32.89           n/a           n/a         24.07           n/a

Class D**
With 1% CDSC                                    19.61         31.94           n/a           n/a           n/a           n/a
Without CDSC                                    20.61         32.94         27.96           n/a           n/a         31.05%

Lipper Science &Technology
  Funds Average***                              26.40         52.55         27.75         24.52         25.95++       29.10+++

S&P500***                                        9.22         28.58         24.06         19.21         29.00++       22.63+++


NET ASSET VALUE


                 DECEMBER 31, 1998          JUNE 30, 1998          DECEMBER 31, 1997
                 ------------------         --------------         -----------------
Class A               $30.73                   $25.72                   $23.25
Class B                28.75                    24.17                    21.94
Class D                28.72                    24.15                    21.91

CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1998

Paid                             $0.345
Undistributed Realized            1.493#
Unrealized                        6.355##


     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.



---------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Science & Technology Funds Average is an average of 73 science and technology funds and excludes the effect of the sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The S&P 500 is an unmanaged index that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 3% since inception.

  ++ From April 30, 1996.

 +++ From April 30, 1993.

   # Represents net gain realized in November and December 1998, payable in 1999.

  ## Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW




Diversification of Net Assets
December 31, 1998

                                                                                                           PERCENT OF NET ASSETS
                                                                                                               DECEMBER 31,
                                                                                                          -----------------------
                                                           ISSUES        COST                VALUE          1998          1997
                                                          --------  --------------      --------------    ---------    ----------
STOCKS AND CONVERTIBLE ISSUES:
  Communications Infrastructure .......................       12    $  237,769,223      $  282,946,230       4.6           6.8
  Communications Services .............................        7       266,018,734         385,111,309       6.3           1.0
  Computer and Business Services ......................        4       113,940,025         140,756,249       2.3           7.6
  Computer Hardware/Peripherals .......................       14       730,569,582       1,030,720,805      16.7          19.1
  Computer Software ...................................       25     1,207,572,400       1,514,021,242      24.7          16.1
  Contract Manufacturing/Circuit Boards ...............        6       272,090,755         319,384,375       5.2           4.0
  Electronics Capital Equipment .......................        8       424,873,209         442,994,075       7.2          15.8
  Media ...............................................       11       763,920,644       1,061,172,188      17.2          11.4
  Semiconductors ......................................       13       731,498,195         875,860,746      14.2          13.3
                                                            ----   ---------------     ---------------    ------        ------
                                                             100     4,748,252,767       6,052,967,219      98.4          95.1
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES .......................        2        98,970,584          98,970,584       1.6           4.9
                                                            ----   ---------------     ---------------    ------        ------
NET ASSETS ............................................      102    $4,847,223,351      $6,151,937,803     100.0         100.0
                                                            ====   ===============     ===============    ======        ======




LARGEST INDUSTRIES
December 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                  Percent of         Total
                                                  Net Assets      Dollar Amount
                                                  ----------     --------------
COMPUTER SOFTWARE                                    24.60%      $1,514,021,242
MEDIA                                                17.30%      $1,061,172,188
COMPUTER HARDWARE/PERIPHERALS                        16.70%      $1,030,720,805
SEMI-CONDUCTORS                                      14.20%        $875,860,746
ELECTRONICS CAPITAL EQUIPMENT                         7.20%        $442,994,075

PORTFOLIO OVERVIEW


Largest Portfolio Changes
During Past Six Months

                                                               SHARES
                                                     ---------------------------
                                                                       HOLDINGS
ADDITIONS                                             INCREASE         12/31/98
----------                                           ---------         ---------
Advanced Micro Devices .....................         3,100,000         3,100,000
Applied Materials ..........................         1,300,000         1,300,000
C-Cube Microsystems ........................         2,600,000         2,600,000
Check Point Software
  Technologies .............................         3,100,000         3,100,000
Electronic Arts ............................         1,350,000         3,800,000
Fox Entertainment Group
  (Class A) ................................         2,500,000         2,500,000
Intel ......................................         1,000,000         1,000,000
MediaOne Group .............................         2,100,000         2,600,000
Microsoft ..................................           800,000         1,000,000
Tele-Communications
  (Series A) TCI Group .....................         1,500,000         2,500,000

                                                               SHARES
                                                     ---------------------------
                                                                       HOLDINGS
REDUCTIONS                                           DECREASE          12/31/98
----------                                           ---------         ---------
American Power Conversion ..................         1,643,000            57,000
Ascend Communications ......................         1,200,000                --
Cisco Systems ..............................           800,000           100,000
Citrix Systems .............................         1,100,000                --
EMC ........................................         4,200,000         2,800,000
International Business
  Machines .................................           450,000                --
Jabil Circuit ..............................         1,000,000                --
Maxim Integrated Products ..................         1,650,000         1,100,000
Novellus Systems ...........................         2,213,700                --
Time Warner ................................         1,000,000                --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


--------------------------------------------------------------------------------

Largest Portfolio Holdings
December 31, 1998

SECURITY                                                                VALUE
--------                                                            ------------
Network Associates .............................................    $265,375,000
EMC ............................................................     238,000,000
Chancellor Media ...............................................     227,257,813
CBS ............................................................     214,512,500
Electronic Arts ................................................     213,037,500
Electronics for Imaging ........................................     201,042,812
Lexmark International Group
  (Class A) ....................................................     145,725,000
Check Point Software Technologies ..............................     141,728,125
Clear Channel Communications ...................................     141,700,000
SCI Systems ....................................................     141,487,500

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
December 31, 1998



                                             SHARES            VALUE
                                            ---------         -------
COMMON STOCKS  97.8%
COMMUNICATIONS
   INFRASTRUCTURE  4.5%
ADC Telecommunications*
   Provider of
   hybrid fiber/coaxial
   equipment                                  800,000     $   27,700,000
Advanced Fibre Communications*
   Provider of digital loop carrier
   equipment                                  500,000          5,468,750
Aspect Telecommunications*
   Developer and manufacturer
   of automated call
   distribution equipment                   2,200,000         38,362,500
Cisco Systems*
   Manufacturer of computer
   network products                           100,000          9,284,375
DSP Communications*
   Developer of chipsets
   used in wireless
   communication handsets                   1,750,000         26,796,875
ECI Telecommunications (Israel)
   Provider of digital
   telecommunications and
   data transmission systems                1,500,000         53,109,375
Nokia (Class A) (ADRs) (Finland)
   Developer and manufacturer
   of cellular phones
   and base stations                          500,000         60,218,750
Oak Industries*@
   Manufacturer of cable
   television connectors and
   fiber optic components                     720,000         25,200,000
Tekelec*
   Provider of
   telecommunications
   switching equipment                      1,251,000         20,758,781
Xylan*
   Provider of local area
   networking products                        500,000          9,046,875
                                                          --------------
                                                             275,946,281
                                                          --------------
COMMUNICATIONS
   SERVICES  6.3%
ICG Communications*
   Provider of broad band
   telecommunications services                251,200          5,416,500
MCI WorldCom
   Provider of long distance,
   local, and data
   telecommunications services              1,000,000         71,781,250
Pacific Gateway Exchange*@
   International
   telecommunications carrier               1,120,100         53,869,809
RSL Communications (Class A)*
   Provider of international
   telecommunications services              1,000,000         29,562,500
Tele-Communications (Series A)
   TCI Group*
   Owner and operator of
   cable television systems                 2,500,000        138,359,375
Tele-Communications (Series A)
   TCI Ventures Group*
   Holding company which
   has stakes in international
   cable, Internet, and
   telephone ventures                       2,700,000         63,871,875
Verio*
   Provider of Internet
   services to small and
   mid-sized businesses                     1,000,000         22,250,000
                                                          --------------
                                                             385,111,309
                                                          --------------
COMPUTER AND
   BUSINESS SERVICES  2.3%
First Data
   Information processor of
   credit and debit card,
   check, wire, and Internet
   transactions                             2,500,000         79,218,750
Galileo International
   Provider of travel
   reservation data services                  600,000         26,100,000
Unisys*
   Integrator of business
   information systems                      1,000,000         34,437,500
                                                          --------------
                                                             139,756,250
                                                          --------------
COMPUTER HARDWARE/
   PERIPHERALS  16.7%
American Power Conversion*
   Provider of back-up
   power supply equipment
   for computers                               57,000          2,759,156
Apex PC Solutions@
   Manufacturer of
   switching systems
   for computer network
   administrators                           1,350,000         38,812,500


-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
December 31, 1998


                                             SHARES            VALUE
                                            ---------         -------
COMPUTER HARDWARE/
   PERIPHERALS (CONTINUED)
Apple Computer*
   Provider of computer
   hardware and software                      500,000     $   20,484,375
Comdisco
   World's leading
   computer hardware
   leasing company                          3,000,000         50,625,000
Creative Technology*@ (Singapore)
   Provider of PC audio
   and graphics products                    8,126,000        121,890,000
Discreet Logic*@ (Canada)
   Developer of digital
   systems for film, television,
   and the Internet                         1,500,000         28,218,750
Electronics for Imaging*@
   Manufacturer of peripherals
   for color printers and copiers           5,030,000        201,042,812
EMC*
   Manufacturer of enterprise
   storage devices                          2,800,000        238,000,000
Lexmark International Group
   (Class A)*
   Manufacturer of laser
   and inkjet printers
   and cartridges                           1,450,000        145,725,000
Splash Technology Holdings*
   Manufacturer of peripherals
   for color printers and copiers             585,200          4,370,712
Storage Technology*
   Manufacturer of tape-
   and disk-based
   data storage equipment                   3,200,000        113,800,000
Western Digital
   Manufacturer of magnetic
   disk drives used in desktop
   personal computers                       1,000,000         15,062,500
Xerox
   Developer, manufacturer,
   and marketer of office
   automation products                        400,000         47,200,000
                                                          --------------
                                                           1,027,990,805
                                                          --------------
COMPUTER SOFTWARE  24.2%
3DO*@
   Developer of
   entertainment software                   2,600,000         11,943,750
Acclaim Entertainment*@
   Developer of
   entertainment software                   3,100,000         37,975,000
Activision*@
   Developer of
   entertainment software                   1,100,000         12,100,000
Autodesk0
   Developer of software for
   architectural and mechanical
   design, data management,
   and mapping                              3,235,000        137,992,969
Check Point Software
   Technologies*@ (Israel)
   Developer of network
   "firewall" security systems              3,100,000        141,728,125
Compuware*
   Mainframe software and
   consulting services                      1,000,000         78,093,750
Electronic Arts*@
   Developer, marketer,
   and distributor of
   entertainment software                   3,800,000        213,037,500
HNC Software*
   Developer and vendor of
   software for mission-critical
   decision applications                      500,000         20,218,750
Hyperion Solutions*
   Worldwide provider of
   applications software                      500,000          9,031,250
The Learning Company*
   Developer of education
   and reference software
   for the PC                               4,000,000        103,750,000
Microsoft*
   Provider of personal
   computer operating system
   and application
   software products                        1,000,000        138,531,250
Network Associates*
   Supplier of network
   security and anti-virus
   utilities                                4,000,000        265,375,000
Novell*
   Provider of network software             1,000,000         18,156,250
Parametric Technology*
   Developer of mechanical
   design software                          5,500,000         89,375,000
PLATINUM Technology
   International*
   Provider of systems
   management software                      3,550,000         68,226,563


-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                             SHARES            VALUE
                                            ---------         -------
COMPUTER
   SOFTWARE (CONTINUED)
Rational Software*
   Provider of applications
   development and
   test software                            1,600,000     $   42,400,000
Structural Dynamics Research*@
   Developer of mechanical
   design software                          3,020,000         59,833,750
Tecnomatix Technologies*@ (Israel)
   Developer and retailer of
   computer-aided production
   engineering software                       725,000         12,664,844
VERITAS Software*
   Developer and marketer
   of back-up storage software
   for computer systems                       500,000         29,937,500
                                                          --------------
                                                           1,490,371,251
                                                          --------------

CONTRACT MANUFACTURING/
   CIRCUIT BOARDS  5.2%
ADFlex Solutions*@
   Manufacturer of flexible
   circuit boards                           1,000,000          6,875,000
DII Group*
   Provider of contract
   manufacturing services                   1,000,000         22,937,500
Hadco*@
   Manufacturer of complex
   printed circuit boards                     850,000         29,696,875
Sanmina*
   Manufacturing services for
   electronic equipment
   manufacturers                              300,000         18,712,500
SCI Systems*
   Provider of contract
   manufacturing services                   2,450,000        141,487,500
SMART Modular Technologies*@
   Assembler of
   memory modules                           3,600,000         99,675,000
                                                          --------------
                                                             319,384,375
                                                          --------------

ELECTRONICS CAPITAL
   EQUIPMENT  7.2%
Applied Materials*
   World's largest manufacturer
   of semiconductor wafer
   fabrication equipment                    1,300,000         55,534,375
Asyst Technologies*@
   Manufacturer of
   miniature clean-room
   environments for the
   manufacturing of
   silicon wafers                             757,600         15,483,450
Cognex*@
   Manufacturer of
   machine vision systems                   2,200,000         43,862,500
Credence Systems*@
   Manufacturer of
   automated semiconductor
   test equipment                           1,800,000         33,187,500
Electro Scientific Industries*@
   Manufacturer of memory
   circuit repair systems
   and circuit board
   drilling systems                         1,000,000         45,312,500
Etec Systems*@
   Designer and
   manufacturer of
   photomask manufacturing
   systems                                  1,300,000         52,000,000
Orbotech*@ (Israel)
   Manufacturer of automated
   optical inspection systems
   for circuit boards and flat
   panel displays                           1,360,000         64,132,500
Teradyne*
   Manufacturer of
   automated semiconductor
   test equipment                           3,150,000        133,481,250
                                                          --------------
                                                             442,994,075
                                                          --------------

MEDIA  17.2%
Cablevision Systems (Class A)*
   Owner and operator of
   cable television systems                 1,100,000         55,206,250
CBS
   Radio and television
   broadcasting                             6,550,000        214,512,500
Chancellor Media*
   Radio broadcasting                       4,750,000        227,257,813
Clear Channel Communications*
   Owner and operator of
   radio and television stations            2,600,000        141,700,000
Cox Radio (Class A)*
   Operator of radio stations                 630,000         26,617,500
Fox Entertainment Group
   (Class A)*
   Worldwide distributor
   of movies and
   television programs                      2,500,000         62,968,750
Infinity Broadcasting (Class A)*
   Operator of radio
   stations; provider of
   outdoor advertising                      2,000,000         54,750,000

-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
December 31, 1998

                                             SHARES            VALUE
                                            ---------         -------
MEDIA (CONTINUED)
MediaOne Group*
   Owner and operator of
   cable television systems                 2,600,000      $ 122,200,000
Sinclair Broadcast Group
   (Class A)*
   Operator of television
   and radio stations                       2,300,000         45,496,875
USA Networks*
   Operator of cable
   television networks                      2,000,000         66,187,500
Ziff-Davis*
   Integrated media company
   focused on computer
   and Internet-related
   technology                               2,800,000         44,275,000
                                                          --------------
                                                           1,061,172,188
                                                          --------------

SEMICONDUCTORS  14.2%
Advanced Micro Devices*
   Microprocessor supplier
   for the computer industry                3,100,000         89,706,250
Amkor Technology*@
   Provider of semiconductor
   packaging and test services              8,170,000         88,593,438
Cadence Design Systems*
   Electronic design
   automation software                      1,000,000         29,750,000
C-Cube Microsystems*@
   Provider of digital video
   compression and
   decompression circuits
   and systems                              2,600,000         70,606,250
Dallas Semiconductor@
   Manufacturer of mixed-
   signal integrated circuits               1,550,000         63,162,500
Intel
   Manufacturer of
   microprocessors and
   memory circuits                          1,000,000        118,531,250
Lattice Semiconductor*@
   Designer and manufacturer
   of programmable
   logic devices                            2,050,000         94,107,813
Level One Communications@
   Developer of semiconductors
   used in data communications
   applications                               977,400         34,728,244

                                           SHARES OR
                                           PRIN. AMT.          VALUE
                                           ----------         -------
SEMICONDUCTORS (continued)
Maxim Integrated Products*
   Manufacturer of analog
   and mixed-signal
   integrated circuits                      1,100,000 shs.$   48,021,875
Microchip Technology*@
   Supplier of field-
   programmable
   microcontrollers                         2,125,000         78,492,188
Synopsys*
   Developer of integrated
   circuit design software                  2,600,000        140,887,500
Xilinx*
   Supplier of field-
   programmable
   gate arrays                                250,000         16,273,438
                                                          --------------
                                                             872,860,746
                                                          --------------
TOTAL COMMON STOCKS
  (COST $4,709,199,678)                                    6,015,587,280
                                                          --------------
CONVERTIBLE
   BONDS  0.2%
COMPUTER HARDWARE/
   PERIPHERALS
Candescent Technologies,
   7%, due 5/1/2003
   Manufacturer of flat
   panel displays                         $ 3,000,000          2,730,000
                                                          --------------
COMPUTER
   SOFTWARE  0.2%
Activision,
   63/4%, due 1/1/2005+
   Developer of
   entertainment software                  10,000,000          8,600,000
                                                          --------------
TOTAL CONVERTIBLE
   BONDS
   (Cost $13,003,150)                                         11,330,000
                                                          --------------
CONVERTIBLE PREFERRED
   STOCKS  0.4%
COMMUNICATIONS
   INFRASTRUCTURE  0.1%
Diamond Lane
   Communications*#
   Designer of high-speed
   ADSL modems and related
   networking equipment                       202,020 shs.     1,999,998
UniSite (Class C)*#
   Owner and operator of
   telecommunications towers
   for wireless phone service                  10,796          4,999,951
                                                          --------------
                                                               6,999,949
                                                          --------------

-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
December 31, 1998


                                            SHARES OR
                                            WARRANTS           VALUE
                                            ---------         -------
COMPUTER AND
   BUSINESS SERVICES
Freegate (Series D)*#
   Provider of Internet
   access systems                             333,333 shs.$      999,999
                                                          --------------
Computer
   Software  0.3%
CrossRoads Software*#
   Developer of connecting
   software to link client/
   server applications                        800,000          4,000,000
iName*#
   Provider of Internet
   e-mail services                            214,999 wts.        55,285
iName (Class C)*#
   Provider of Internet
   e-mail services                          1,228,570 shs.     4,244,709
iVillage (Series E)*#
   Provider of online
   content geared to women                  1,666,666          4,749,998
Xtra On-Line (Series C)*#
   Developer and provider
   of Internet-based travel
   reservation software                       304,878          1,999,999
                                                          --------------
                                                              15,049,991
                                                          --------------

                                             SHARES            VALUE
                                            ---------         -------
SEMICONDUCTORS
Transmeta (Series E)*#
   Designer of low power
   microprocessors for
   notebook personal
   computers                                  500,000        $ 3,000,000
                                                          --------------
TOTAL CONVERTIBLE
   PREFERRED STOCKS
   (Cost $26,049,939)                                         26,049,939
                                                          --------------

SHORT-TERM
   HOLDINGS  1.9%
   (Cost $115,000,000)                                       115,000,000
                                                          --------------
TOTAL
   INVESTMENTS  100.3%
   (Cost $4,863,252,767)                                   6,167,967,219
OTHER ASSETS
   LESS LIABILITIES  (0.3)%                                  (16,029,416)
                                                          --------------
NET ASSETS  100.0%                                        $6,151,937,803
                                                          ==============


---------------------------------
* Non-income producing security.
+ Rule 144A security.
# Restricted security.
@ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS:
Investments, at value:
  Stocks and convertible issues* (cost $4,748,252,767) .........................    $6,052,967,219
  Short-term holdings (cost $115,000,000) ......................................       115,000,000             $6,167,967,219
                                                                                    --------------
Cash .............................................................................................                  5,618,517
Receivable for securities sold ...................................................................                125,153,360
Receivable for Capital Stock sold ................................................................                 37,956,488
Expenses prepaid to shareholder service agent ....................................................                  1,428,346
Receivable for interest and dividends ............................................................                    634,076
Other ............................................................................................                     93,937
                                                                                                               --------------
Total Assets .....................................................................................              6,338,851,943
                                                                                                               --------------

LIABILITIES:
Payable for securities purchased .................................................................                150,536,996
Payable for Capital Stock repurchased ............................................................                 26,550,204
Accrued expenses, taxes, and other ...............................................................                  9,826,940
                                                                                                               --------------
Total Liabilities ................................................................................                186,914,140
                                                                                                               --------------
Net Assets .......................................................................................             $6,151,937,803
                                                                                                               ==============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
  205,307,436 shares outstanding):
  Class A ........................................................................................             $   12,660,997
  Class B ........................................................................................                  3,593,519
  Class D ........................................................................................                  4,276,228
Additional paid-in capital .......................................................................              4,520,238,679
Accumulated net investment loss ..................................................................                   (117,642)
Undistributed net realized gain ..................................................................                306,571,570
Net unrealized appreciation of investments .......................................................              1,304,714,452
                                                                                                               --------------
Net Assets .......................................................................................             $6,151,937,803
                                                                                                               ==============

NET ASSET VALUE PER SHARE:
Class A ($3,890,595,560 / 126,609,972 shares) ....................................................                     $30.73
                                                                                                                       ======
Class B ($1,033,104,930 / 35,935,185 shares) .....................................................                     $28.75
                                                                                                                       ======
Class D ($1,228,237,313 / 42,762,279 shares) .....................................................                     $28.72
                                                                                                                       ======


---------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $1,741,569,712 and a value of $1,916,225,567.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

INVESTMENT INCOME:
Interest .......................................................................    $   10,809,132
Dividends (net of foreign taxes withheld of $95,917) ...........................         4,754,617
                                                                                    --------------
Total Investment Income ..........................................................................             $   15,563,749

EXPENSES:
Management fee .................................................................        44,375,965
Distribution and service fees ..................................................        25,830,999
Shareholder account services ...................................................        12,787,954
Shareholder reports and communications .........................................         1,180,712
Custody and related services ...................................................           884,516
Registration ...................................................................           667,237
Auditing and legal fees ........................................................           134,080
Directors' fees and expenses ...................................................            88,825
Miscellaneous ..................................................................           151,227
                                                                                    --------------
Total Expenses ...................................................................................                 86,101,515
                                                                                                               --------------
Net Investment Loss ..............................................................................                (70,537,766)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments* ..............................................       530,305,943
Net change in unrealized appreciation of investments ...........................     1,092,454,836
                                                                                    --------------
Net Gain on Investments ..........................................................................              1,622,760,779
                                                                                                               --------------
Increase in Net Assets from Operations ...........................................................             $1,552,223,013
                                                                                                               ==============


--------------------------------------------------------------------------------
* Includes net realized loss from affiliated issuers of $298,715,949.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                             YEAR ENDED DECEMBER 31,
                                                                                        ---------------------------------
                                                                                            1998               1997
                                                                                        --------------     --------------
OPERATIONS:
Net investment loss ............................................................         $ (70,537,766)     $ (57,242,089)
Net realized gain on investments ...............................................           530,305,943        909,728,876
Net change in unrealized appreciation of investments ...........................         1,092,454,836       (144,024,652)
                                                                                        --------------     --------------
Increase in Net Assets from Operations .........................................         1,552,223,013        708,462,135
                                                                                        --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A .....................................................................           (43,896,582)      (621,494,484)
   Class B .....................................................................           (12,119,376)       (87,967,545)
   Class D .....................................................................           (14,706,286)      (196,816,410)
                                                                                        --------------     --------------
Decrease in Net Assets from Distributions ......................................           (70,722,244)      (906,278,439)
                                                                                        --------------     --------------
                                                             SHARES
                                                --------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                --------------------------------
                                                    1998                1997
                                                ------------         -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ..................................     25,111,674          30,847,206           621,592,114        837,264,966
   Class B ..................................     16,415,913          14,952,067           386,088,334        391,781,442
   Class D ..................................      8,380,790           8,669,975           196,269,419        225,248,842
Exchanged from associated Funds:
   Class A ..................................    114,681,500          29,422,861         2,841,379,108        787,728,489
   Class B ..................................      2,120,230           1,194,212            49,133,796         29,695,869
   Class D ..................................     48,857,178          12,022,132         1,142,557,017        310,543,695
Shares issued in payment of
  gain distributions:
   Class A ..................................      1,582,669          23,313,230            41,174,599        569,075,182
   Class B ..................................        465,356           3,579,064            11,341,088         82,568,805
   Class D ..................................        565,338           7,940,049            13,766,096        183,018,029
                                                ------------        ------------        --------------     --------------
Total .......................................    218,180,648         131,940,796         5,303,301,571      3,416,925,319
                                                ------------        ------------        --------------     --------------
Cost of shares repurchased:
   Class A ..................................    (33,032,174)        (23,014,559)         (817,466,916)      (611,914,607)
   Class B ..................................     (3,508,482)         (1,035,991)          (81,912,096)       (27,730,271)
   Class D ..................................     (9,348,809)         (6,201,793)         (216,747,724)      (158,791,776)
Exchanged into associated Funds:
   Class A ..................................   (115,379,614)        (29,624,808)       (2,870,772,283)      (799,242,903)
   Class B ..................................     (2,592,803)           (997,743)          (58,649,491)       (25,590,755)
   Class D ..................................    (48,834,512)        (11,933,465)       (1,145,506,919)      (311,146,906)
                                                ------------        ------------        --------------     --------------
Total .......................................   (212,696,394)        (72,808,359)       (5,191,055,429)    (1,934,417,218)
                                                ------------        ------------        --------------     --------------
Increase in Net Assets from Capital
   Share Transactions .......................      5,484,254          59,132,437           112,246,142      1,482,508,101
                                                ============        ============        --------------     --------------
Increase in Net Assets .........................................................         1,593,746,911      1,284,691,797

NET ASSETS:
Beginning of year ..............................................................         4,558,190,892      3,273,499,095
                                                                                        --------------     --------------
End of Year (including accumulated net investment loss of
   $117,642 and $114,234, respectively) ........................................        $6,151,937,803     $4,558,190,892
                                                                                        ==============     ==============


---------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Multiple Classes of Shares -- Seligman Communications and Information Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

          For the year ended December 31, 1998, the Fund redeemed 212,696,394 of its shares from shareholders aggregating $5,191,055,429, of which approximately $149,500,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $6,324,536,169 and $6,232,299,062, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was $4,886,760,345, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,442,272,305 and $161,065,431, respectively.

4. Short-Term Investments -- At December 31, 1998, the Fund owned short-term investments which matured in less than seven days.

5. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets, and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.88% per annum of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS


     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $1,537,225 from sales of Class A shares, after commissions of $12,482,693 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $8,106,817, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $7,384,792 and $10,339,390, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $475,038.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor, for the year ended December 31, 1998, amounted to $576,783.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $404,711 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $980,100, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $12,787,954 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $117,642 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Committed Line of Credit -- Effective July 1, 1998, the Fund terminated its $340 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year date of the agreement but is renewable with the consent of the participating banks. Through December 31, 1998, the Fund has not borrowed from the credit facility.

7. Subsequent Event -- Litigation -- The Fund, certain of its current and former directors, and the Manager have been named in a lawsuit filed in the United States District Court for the Northern District of Maryland on February 5, 1999. The complaint makes various allegations and claims relating to the February 1996 special meeting of the Fund's shareholders at which an increase in the management fee rate payable to the Manager by the Fund was approved. The Fund believes the claims to be without merit and intends to defend the action vigorously.

NOTES TO FINANCIAL STATEMENTS


8. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1998, is as follows:

                                                     GROSS          GROSS                        REALIZED
                                   BEGINNING       PURCHASES      SALES AND       ENDING           GAIN             ENDING
AFFILIATE                           SHARES       AND ADDITIONS   REDUCTIONS       SHARES          (LOSS)             VALUE
------------                     ----------------------------------------------------------  ----------------   ---------------
3DO ...........................    2,200,000        600,000        200,000       2,600,000     $ (2,059,832)      $ 11,943,750
Acclaim Entertainment .........           --      3,100,000             --       3,100,000               --         37,975,000
Activision ....................    1,000,000        400,000        300,000       1,100,000         (843,215)        12,100,000
ADFlex Solutions ..............      900,000      1,000,000        900,000       1,000,000      (11,714,281)         6,875,000
Amkor Technology ..............           --      8,170,000             --       8,170,000               --         88,593,438
ANSYS .........................    1,350,000             --      1,350,000              --       (4,535,331)                --
Apex PC Solutions .............           --      1,350,000             --       1,350,000               --         38,812,500
Asyst Technologies ............      630,000        370,000        242,400         757,600       (4,535,983)        15,483,450
Autodesk ......................           --      3,535,000        300,000       3,235,000       (7,249,237)       137,992,969
C-Cube Microsystems ...........           --      2,600,000             --       2,600,000               --         70,606,250
Check Point Software
  Technologies ................       50,000      3,211,400        161,400       3,100,000          130,973        141,728,125
CIDCO .........................    1,500,000             --      1,500,000              --      (31,618,060)                --
CKS Group .....................    1,025,000        100,000      1,125,000              --        3,758,828                 --
Cognex ........................    2,350,000        250,000        400,000       2,200,000       (7,506,951)        43,862,500
Creative Technology ...........    4,250,000      3,876,000             --       8,126,000               --        121,890,000
Credence Systems ..............    2,180,000             --        380,000       1,800,000      (10,289,172)        33,187,500
Dallas Semiconductor ..........    1,119,400        630,600        200,000       1,550,000       (2,740,871)        63,162,500
Discreet Logic ................           --      1,500,000             --       1,500,000               --         28,218,750
Electro Scientific Industries .    1,110,000             --        110,000       1,000,000       (3,392,964)        45,312,500
Electronic Arts ...............    1,250,000      3,230,000        680,000       3,800,000        5,258,888        213,037,500
Electronics for Imaging .......    4,600,000        730,000        300,000       5,030,000      (10,460,413)       201,042,812
Encad .........................      750,000        550,300      1,300,300              --      (29,442,110)                --
Etec Systems ..................    1,800,000      1,150,000      1,650,000       1,300,000      (17,138,356)        52,000,000
Hadco .........................    1,125,000        125,000        400,000         850,000      (15,300,019)        29,696,875
In Focus Systems ..............      685,000      1,231,200      1,916,200              --       (4,618,874)                --
Information Resources .........    1,000,000        500,000      1,500,000              --      (13,795,114)                --
Kulicke & Soffa Industries ....    2,300,000             --      2,300,000              --      (47,841,685)                --
Lattice Semiconductor .........    2,100,000        350,000        400,000       2,050,000       (7,167,233)        94,107,813
Level One Communications ......           --      2,000,000      1,022,600         977,400        9,014,067         34,728,244
Microchip Technology ..........    2,950,000        200,000      1,025,000       2,125,000       13,093,179         78,492,188
Novellus Systems ..............    2,725,000        100,000      2,825,000              --      (14,119,704)                --
Oak Industries ................    1,050,000        120,000        450,000         720,000        2,604,442         25,200,000
Orbotech ......................           --      1,360,000             --       1,360,000               --         64,132,500
Pacific Gateway Exchange ......           --      1,274,900        154,800       1,120,100        1,203,668         53,869,809
Read-Rite .....................    3,800,000             --      3,800,000              --      (42,909,092)                --
SMART Modular Technologies ....           --      3,600,000             --       3,600,000               --         99,675,000
Structural Dynamics Research ..    3,250,000         20,000        250,000       3,020,000       (3,542,290)        59,833,750
Tecnomatix Technologies .......           --        725,000             --         725,000               --         12,664,844
Unitrode ......................    1,600,000             --      1,600,000              --      (13,794,642)                --
VLSI Technology ...............    2,550,000        450,000      3,000,000              --      (27,164,565)                --
                                                                                              -------------     --------------
TOTAL .........................                                                               $(298,715,949)    $1,916,225,567
                                                                                              =============     ==============


9. Restricted Securities -- At December 31, 1998, the Fund owned eight private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 1998, are as follows:


INVESTMENTS                   ACQUISITION DATES     COST           VALUE
-----------                   ----------------- -----------     -----------
Convertible Preferred Stocks:
  CrossRoads Software             12/23/97      $ 4,000,000     $ 4,000,000
  Diamond Lane Communications       9/4/97        1,999,998       1,999,998
  FreeGate (Series D)              6/30/98          999,999         999,999
  iName (Class C)*                  8/4/98        4,299,994       4,299,994
  iVillage (Series E)             11/30/98        4,749,998       4,749,998
  Transmeta (Series E)              7/1/98        3,000,000       3,000,000
  UniSite (Class C)               12/19/97        4,999,951       4,999,951
  Xtra On-Line (Series C)          7/16/98        2,000,000       2,000,000
                                                -----------     -----------
                                                $26,049,940     $26,049,940
                                                ===========     ===========
---------
* Warrants attached.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                                                           CLASS A
                                                            ----------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------------
                                                               1998           1997           1996           1995           1994
                                                            ----------     ----------     ----------     ----------     ----------
PER SHARE DATA:
Net Asset Value, Beginning of Year ......................   $    23.25     $    23.51     $    21.99     $    16.64     $    13.43
                                                            ----------     ----------     ----------     ----------     ----------

Income from Investment Operations:
Net investment income (loss) ............................        (0.28)         (0.33)         (0.26)         (0.33)         (0.19)
Net realized and unrealized gain
  on investments ........................................         8.11           6.01           2.84           7.59           4.86
                                                            ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ........................         7.83           5.68           2.58           7.26           4.67
                                                            ----------     ----------     ----------     ----------     ----------

Less Distributions:
Distributions from net realized capital gain ............        (0.35)         (5.94)         (1.06)         (1.91)         (1.46)
                                                            ----------     ----------     ----------     ----------     ----------
Total Distributions .....................................        (0.35)         (5.94)         (1.06)         (1.91)         (1.46)
                                                            ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Year ............................   $    30.73     $    23.25     $    23.51     $    21.99     $    16.64
                                                            ==========     ==========     ==========     ==========     ==========

TOTAL RETURN:                                                    33.92%         22.95%         11.94%         43.39%         35.30%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted) ..................   $3,890,596     $3,107,481     $2,414,672     $1,940,693     $  307,542
Ratio of expenses to average net assets .................         1.44%          1.53%          1.68%          1.61%          1.65%
Ratio of net income (loss) to average net assets ........        (1.13)%        (1.21)%        (1.16)%        (1.31)%        (1.27)%
Portfolio turnover rate .................................       126.70%        164.57%        121.32%         65.77%        104.08%



---------
See footnotes on page 22.

FINANCIAL HIGHLIGHTS


                                                                          CLASS B
                                                          ----------------------------------------
                                                                 YEAR ENDED              4/22/96*
                                                                DECEMBER 31,                TO
                                                          -------------------------     ----------
                                                             1998            1997        12/31/96
                                                          ----------     ----------     ----------

PER SHARE DATA:
Net Asset Value, Beginning of Period ..................   $    21.94     $    22.62     $    21.51
                                                          ----------     ----------     ----------

Income from Investment Operations:
Net investment income (loss) ..........................        (0.44)         (0.50)         (0.28)
Net realized and unrealized gain
  on investments ......................................         7.60           5.76           2.45
                                                          ----------     ----------     ----------
Total from Investment Operations ......................         7.16           5.26           2.17
                                                          ----------     ----------     ----------

Less Distributions:
Distributions from net realized capital gain ..........        (0.35)         (5.94)         (1.06)
                                                          ----------     ----------     ----------
Total Distributions                                            (0.35)         (5.94)         (1.06)
                                                          ----------     ----------     ----------
Net Asset Value, End of Period ........................   $    28.75     $    21.94     $    22.62
                                                          ==========     ==========     ==========

TOTAL RETURN:                                                  32.89%         21.96%         10.30%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted) ..............   $1,033,105     $  505,342     $  120,848
Ratio of expenses to average net assets ...............         2.19%          2.28%          2.44%+
Ratio of net income (loss) to average net assets ......        (1.88)%        (1.96)%        (1.96)%+
Portfolio turnover rate ...............................       126.70%        164.57%        121.32%++


                                                                                        CLASS D
                                                          ------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                             1998           1997           1996             1995           1994
                                                          ----------     ----------     ----------       ----------     ----------
PER SHARE DATA:
Net Asset Value, Beginning of Year ....................   $    21.91     $    22.61     $    21.35       $    16.31     $    13.32
                                                          ----------     ----------     ----------       ----------     ----------

Income from Investment Operations:
Net investment income (loss) ..........................        (0.44)         (0.50)         (0.40)           (0.50)         (0.33)
Net realized and unrealized gain
  on investments ......................................         7.60           5.74           2.72             7.45           4.78
                                                          ----------     ----------     ----------       ----------     ----------
Total from Investment Operations ......................         7.16           5.24           2.32             6.95           4.45
                                                          ----------     ----------     ----------       ----------     ----------

Less Distributions:
Distributions from net realized capital gain ..........        (0.35)         (5.94)         (1.06)           (1.91)         (1.46)
                                                          ----------     ----------     ----------       ----------     ----------
Total Distributions ...................................        (0.35)         (5.94)         (1.06)           (1.91)         (1.46)
                                                          ----------     ----------     ----------       ----------     ----------
Net Asset Value, End of Year ..........................   $    28.72     $    21.91     $    22.61       $    21.35     $    16.31
                                                          ==========     ==========     ==========       ==========     ==========

TOTAL RETURN:                                                  32.94%         21.86%         11.07%           42.37%         33.94%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted) ................   $1,228,237     $  945,368     $  737,979       $  609,332     $   96,100
Ratio of expenses to average net assets ...............         2.19%          2.28%          2.43%            2.37%          2.50%
Ratio of net income (loss) to average net assets ......        (1.88)%        (1.96)%        (1.91)%          (2.07)%        (2.20)%
Portfolio turnover rate ...............................       126.70%        164.57%        121.32%           65.77%        104.08%


---------
*  Commencement of offering of shares.
+  Annualized.
++ For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS



--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
February 5, 1999


--------------------------------------------------------------------------------

BOARD OF DIRECTORS


--------------------------------------------------------------------------------

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
   J. &W. Seligman &Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

--------------------------------------------------------------------------------


EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Paul H. Wick
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

---------

Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

 This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.





                            SELIGMAN ADVISORS, INC.
                                an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017


EQCI2  12/98                                           Printed on Recycled Paper

                                                                File No. 2-80168
                                                                        811-3596

PART C.    OTHER INFORMATION

ITEM 23.   EXHIBITS.

           All Exhibits have been previously filed, except Exhibits marked with an asterisk (*) which are filed herewith.


(a)     *Articles Supplementary dated May 24, 1999.

(a)(1) Amended and Restated Articles of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)


(b) By-laws of the Corporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)

(c) Specimen Certificate of Class B Capital Stock. (Incorporated by Reference to Form SE filed on April 16, 1996.)

(c)(1) Specimen Certificate of Class D Capital Stock. (Incorporated by Reference to Registrant's Post-Effective Amendment No. 14 filed on April 29, 1993.)

(d) Copy of new Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on April 19, 1996.)


(e) *Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)

(e)(1) *Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)


(e)(2) Form of new Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)

(e)(3) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on April 19, 1996.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (formerly, Dean Witter Reynolds, Inc.) (Incorporated by reference to Exhibit 6b of Registration Statement No. 2-33566, to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (formerly, Dean Witter Reynolds, Inc.) with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (formerly, Smith Barney Inc.). (Incorporated by reference to Exhibit 6d of Registration Statement No. 2-33566, to Registrant's Post-Effective Amendment No. 53 filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by Reference to Exhibit 7 of Registration Statement No. 2-92487, to Registrant's Post-Effective Amendment No. 21 filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Communications and Information Fund, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed on April 29, 1998.)

                                                                File No. 2-80168
                                                                        811-3596

PART C.    OTHER INFORMATION (CONTINUED)

(g) Copy of Amended Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)

(h)     Not applicable.


(i)     *Opinion and Consent of Counsel in respect of Class C shares.

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)

(j)     *Consent of Independent Auditors.

(k)     Not applicable.

(l) *Form of Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class C shares and J. & W. Seligman & Co. Incorporated.


(l)(1) Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class B shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed on April 19, 1996.)

(l)(2) Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class D Shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)


(m) *Amended Administration, Shareholder Services and Distribution Plan of Registrant.

(m)(2) *Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File # 811-1886) filed on May 28, 1999.)

(n) Financial Data Schedules. (Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed on April 29, 1999.)

(o) *Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File #811-1886) filed on May 28, 1999.)


OTHER EXHIBITS:  Power of Attorney for Richard R. Schmaltz.  (Incorporated  by
                 reference to Registrant's Post-Effective Amendment No. 19 filed on April 29, 1998.)

                 Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 18 filed on April 29, 1997.)

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT. None.

ITEM 25. INDEMNIFICATION. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 18 to the Registration Statement.

                                                                File No. 2-80168
                                                                        811-3596

PART C.    OTHER INFORMATION (CONTINUED)

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to eighteen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc. Seligman Common Stock Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.


           The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798), which was filed on March 31, 1999.

ITEM 27    PRINCIPAL UNDERWRITERS

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows:

             Seligman Capital Fund, Inc.
             Seligman Cash Management Fund, Inc.
             Seligman Common Stock Fund, Inc.
             Seligman Frontier Fund, Inc.
             Seligman Growth Fund, Inc.
             Seligman Henderson Global Fund Series, Inc.
             Seligman High Income Fund Series
             Seligman Income Fund, Inc.
             Seligman Municipal Fund Series, Inc.
             Seligman Municipal Series Trust
             Seligman New Jersey Municipal Fund, Inc.
             Seligman Pennsylvania Municipal Fund Series
             Seligman Portfolios, Inc.
             Seligman Value Fund Series, Inc.

                                                                File No. 2-80168
                                                                        811-3596

PART C.     OTHER INFORMATION (CONTINUED)

     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                                                      SELIGMAN ADVISORS, INC.
                                                      AS OF APRIL 30, 1999
                 (1)                                           (2)                                         (3)
         NAME AND PRINCIPAL                            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
          BUSINESS ADDRESS                             WITH UNDERWRITER                            WITH REGISTRANT
         ------------------                            ---------------------                       ---------------------
         WILLIAM C. MORRIS*                            Director                                    Chairman of the Board and
                                                                                                   Chief Executive Officer
         BRIAN T. ZINO*                                Director                                    President and Director
         RONALD T. SCHROEDER*                          Director                                    None
         FRED E. BROWN*                                Director                                    Director Emeritus
         WILLIAM H. HAZEN*                             Director                                    None
         THOMAS G. MOLES*                              Director                                    None
         DAVID F. STEIN*                               Director                                    None
         STEPHEN J. HODGDON*                           President and Director                      None
         CHARLES W. KADLEC*                            Chief Investment Strategist                 None
         LAWRENCE P. VOGEL*                            Senior Vice President, Finance              Vice President
         EDWARD F. LYNCH*                              Senior Vice President, National             None
                                                       Sales Director
         JAMES R. BESHER                               Senior Vice President, Division             None
         14000 Margaux Lane                            Sales Director
         Town & Country, MO  63017
         GERALD I. CETRULO, III                        Senior Vice President, Sales                None
         140 West Parkway
         Pompton Plains, NJ  07444
         MATTHEW A. DIGAN*                             Senior Vice President,                      None
                                                       Domestic Funds
         JONATHAN G. EVANS                             Senior Vice President, Sales                None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         ROBERT T. HAUSLER*                            Senior Vice President, International        None
                                                       Funds
         T. WAYNE KNOWLES                              Senior Vice President,                      None
         104 Morninghills Court                        Division Sales Director
         Cary, NC  27511
         JOSEPH LAM                                    Senior Vice President, Regional             None
         Seligman International Inc.                   Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong
         BRADLEY W. LARSON                             Senior Vice President, Sales                None
         367 Bryan Drive
         Alamo, CA  94526
         MICHELLE L. MCCANN-RAPPA*                     Senior Vice President,                      None
                                                       Retirement Plans
         SCOTT H. NOVAK*                               Senior Vice President, Insurance            None
         RICHARD M. POTOCKI                            Senior Vice President, Regional             None
         Seligman International UK Limited             Director, Europe and the Middle East
         Berkeley Square House 2nd Floor
         Berkeley Square
         London, United Kingdom W1X 6EA

                                                                File No. 2-80168
                                                                        811-3596
PART C.     OTHER INFORMATION (CONTINUED)


                                                      SELIGMAN ADVISORS, INC.
                                                      AS OF APRIL 30, 1999
                 (1)                                           (2)                                         (3)
         NAME AND PRINCIPAL                            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
          BUSINESS ADDRESS                             WITH UNDERWRITER                            WITH REGISTRANT
         ------------------                            ---------------------                       ---------------------
         BRUCE M. TUCKEY                               Senior Vice President, Sales                None
         41644 Chathman Drive
         Novi, MI  48375
         ANDREW S. VEASEY                              Senior Vice President, Sales                None
         14 Woodside Drive
         Rumson, NJ  07760
         CHARLES L. VON BREITENBACH, II*               Senior Vice President,                      None
                                                       Managed Money
         J. BRERETON YOUNG*                            Senior Vice President, Director             None
                                                       of Sales Development
         JEFFREY S. DEAN*                              Vice President, Business Analysis           None
         MASON S. FLINN                                Vice President, Regional Retirement         None
         159 Varennes                                  Plans Manager
         San Francisco, CA  94133
         MARSHA E. JACOBY*                             Vice President, Offshore Business           None


                                                       Manager

         WILLIAM W. JOHNSON*                           Vice President, Order Desk                  None

         JOAN M. O'CONNELL                             Vice President, Regional Retirement         None

         3707 Fifth Avenue #136                        Plans Manager
         San Diego, CA  92103

         RONALD W. POND*                               Vice President, Portfolio Advisor           None
         JEFFERY C. PLEET*                             Vice President, Regional Retirement         None
                                                       Plans Manager
         TRACY A. SALOMON*                             Vice President, Retirement Marketing        None
         HELEN SIMON*                                  Vice President, Sales Administration        None
         GARY A. TERPENING*                            Vice President, Director of Business        None
                                                       Development
         CHARLES E. WENZEL                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807
         JEFF BOTWINICK                                Regional Vice President                     None
         11508 Foster Road
         Overland Park, KS  66210
         KEVIN CASEY                                   Regional Vice President                     None
         19 Bayview Avenue
         Babylon, NY  11702
         RICHARD B. CALLAGHAN                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462
         BRADFORD C. DAVIS                             Regional Vice President                     None
         241 110th Avenue SE
         Bellevue, WA  98004
         CHRISTOPHER J. DERRY                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122

                                                                File No. 2-80168
                                                                        811-3596

PART C.     OTHER INFORMATION (CONTINUED)


                                                      SELIGMAN ADVISORS, INC.
                                                      AS OF APRIL 30, 1999
                 (1)                                           (2)                                         (3)
         NAME AND PRINCIPAL                            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
          BUSINESS ADDRESS                             WITH UNDERWRITER                            WITH REGISTRANT
         ------------------                            ---------------------                       ---------------------
         KENNETH DOUGHERTY                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017
         KELLI A. WIRTH DUMSER                         Regional Vice President                     None
         7121 Jardiniere Court
         Charlotte, NC  28226
         EDWARD S. FINOCCHIARO                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         MICHAEL C. FORGEA                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         CARLA A. GOEHRING                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         CATHY DES JARDINS                             Regional Vice President                     None
         PMB 152
         1705 14th Street
         Boulder, CO  80302
         MICHAEL K. LEWALLEN                           Regional Vice President                     None
         908 Tulip Poplar Lane
         Birmingham, AL  35244
         JUDITH L. LYON                                Regional Vice President                     None
         7105 Harbour Landing
         Alpharetta, GA  30005
         TIM O'CONNELL                                 Regional Vice President                     None
         11908 Acacia Glen Court
         San Diego, CA  92128
         GEORGE M. PALMER, JR.                         Regional Vice President                     None
         1805 Richardson Place
         Tampa, FL  33606
         THOMAS PARNELL                                Regional Vice President                     None
         1575 Edgecomb Road
         St. Paul, MN  55116
         CRAIG PRICHARD                                Regional Vice President                     None
         300 Spyglass Drive
         Fairlawn, OH  44333
         NICHOLAS ROBERTS                              Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901
         DIANE H. SNOWDEN                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         EUGENE P. SULLIVAN                            Regional Vice President                     None
         4858 Battery Lane
         Bethesda, MD  21814

                                                                File No. 2-80168
                                                                        811-3596

PART C.     OTHER INFORMATION (CONTINUED)


                                                      SELIGMAN ADVISORS, INC.
                                                      AS OF APRIL 30, 1999
                 (1)                                           (2)                                         (3)
         NAME AND PRINCIPAL                            POSITIONS AND OFFICES                       POSITIONS AND OFFICES
          BUSINESS ADDRESS                             WITH UNDERWRITER                            WITH REGISTRANT
         ------------------                            ---------------------                       ---------------------
         JAMES TAYLOR                                  Regional Vice President                     None
         1145 Kenilworth Circle
         Naperville, IL  60540
         STEVE WILSON                                  Regional Vice President                     None
         83 Kaydeross Park Road
         Saratoga Springs, NY  12866
         FRANK J. NASTA*                               Secretary                                   Secretary
         AURELIA LACSAMANA*                            Treasurer                                   None
         GAIL S. CUSHING*                              Assistant Vice President, National          None
                                                       Accounts Manager
         SANDRA G. FLORIS*                             Assistant Vice President, Order Desk        None
         KEITH LANDRY*                                 Assistant Vice President, Order Desk        None
         ALBERT A. PISANO*                             Assistant Vice President and                None
                                                       Compliance Officer
         JOYCE PERESS*                                 Assistant Secretary                         Assistant Secretary


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

       (c) Not applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

           Custodian:      Investors Fiduciary Trust Company
                           801 Pennsylvania
                           Kansas City, Missouri 64105 AND
                           Seligman Data Corp.
                           100 Park Avenue
                           New York, NY  10017

ITEM 29.   MANAGEMENT SERVICES.  Not Applicable.

ITEM 30. UNDERTAKINGS. The Registrant undertakes: (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                                                File No. 2-80168
                                                                        811-3596


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of May, 1999.

                                         SELIGMAN COMMUNICATIONS AND
                                         INFORMATION FUND, INC.



                                         By: /S/ WILLIAM C. MORRIS
                                             -----------------------------------
                                             William C. Morris, Chairman

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 22 has been signed below by the following persons in the capacities indicated on May 27, 1999.


               SIGNATURE                     TITLE
               ---------                     -----

/S/  BRIAN T. ZINO                           Chairman of the Board (Principal
--------------------------------------       executive officer) and Director
       William C. Morris*


/S/  BRIAN T. ZINO                           Director and President
--------------------------------------
      Brian T. Zino


/S/  THOMAS G. ROSE                          Treasurer
--------------------------------------
      Thomas G. Rose


John R. Galvin, Director              )
Alice S. Ilchman, Director            )
Frank A. McPherson, Director          )
John E. Merow, Director               )
Betsy S. Michel, Director             )
James C. Pitney, Director             )      /S/  BRIAN T. ZINO
James Q. Riordan, Director            )      ----------------------------------
Richard R. Schmaltz, Director         )      * Brian T. Zino, Attorney-in-fact
Robert L. Shafer, Director            )
James N. Whitson, Director            )

               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.


                     POST-EFFECTIVE AMENDMENT NO. 22 TO THE


                       REGISTRATION STATEMENT OF FORM N-1A




                                  EXHIBIT INDEX

FORM N-1A ITEM NO.               DESCRIPTION

Item 23(a)                       Articles Supplementary

Item 23(i)                       Opinion and Consent of Counsel

Item 23(j)                       Consent of Independent Auditors

Item 23(l)                       Form of Purchase Agreement for Initial Capital

Item 23(m) Amended Administration, Shareholder Services and Distribution Plan